                                                                      EXHIBIT 10

                          CAPREIT APARTMENT PORTFOLIO

                           AGREEMENT FOR PURCHASE OF
                  PARTNERSHIP INTERESTS AND RELATED INTERESTS
                  -------------------------------------------


     THIS AGREEMENT FOR PURCHASE OF PARTNERSHIP INTERESTS AND RELATED INTERESTS (this "Agreement") is made and entered into as of the 9th day of October, 1997, by and among Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), AP CAPREIT Partners, L.P., a Delaware limited partnership ("AP CAPREIT"), and CAPREIT Limited Partnership, a Maryland limited partnership ("CAPREIT L.P."), Capital Realty Investors Tax Exempt Fund L.P., a Delaware limited partnership ("CRITEF (Delaware)") and each "Qualified REIT Subsidiary" (as such term is hereinafter defined) listed on the signature pages of this Agreement, as sellers (collectively the "Seller"), and ERP Operating Limited Partnership ("Purchaser"), an Illinois limited partnership, having offices at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606.

                                   RECITALS
                                   --------

     A. AP CAPREIT owns (i) a 1% interest as the sole limited partner in CAPREIT L.P., (ii) approximately 97% of the issued and outstanding shares of stock of CAPREIT, (iii) a 1% interest as a limited partner in CRITEF (Delaware), and (iv) a 1% interest as a limited partner in Capital Realty Investors Tax Exempt Fund L.P., a Maryland limited partnership ("CRITEF (Maryland)").

     B. CAPREIT owns (i) a 99% interest as the sole general partner in CAPREIT L.P., and (ii) 100% of the issued and outstanding shares of stock of each of twenty-seven (27) separate corporations, each organized under the laws of the State of Maryland (collectively, the "Qualified REIT Subsidiaries").

     C. The Qualified REIT Subsidiaries own interests in limited partnerships that own "Properties" (as such term is defined in Section 1 hereinbelow) as follows:

          (1) EXHIBIT A attached hereto identifies, among other things: fourteen (14) of the Qualified REIT Subsidiaries (the "Group A Subs"); fourteen (14) limited partnerships (the "Group A Partnerships"); and fifteen (15) Properties (the "Group A Properties"). As set forth on EXHIBIT A: each of the Group A Subs owns a 1% interest as the sole general partner of a Group A Partnerships; thirteen (13) of the Group A Partnerships own one Group A Property each; and one (1) of the Group A Partnerships owns two (2) Group A Properties.

          (2)  EXHIBIT B attached hereto identifies, among other things: three
     (3) of the Qualified REIT Subsidiaries (collectively, the "Group B Subs"); twenty-two (22) limited partnerships (collectively, the "Group B Partnerships"); and twenty-two (22) Properties (the "Group B Properties"). As set forth on EXHIBIT B, each of the Group B Subs owns a 1% interest as a general partner of a Group B Partnership, and each of the Group B Partnerships owns a Group B Property.

          (3) One of the Qualified REIT Subsidiaries (the "Group C Sub") owns a 39% interest as the sole general partner in FPA II Limited Partnership, a Minnesota limited partnership ("Fountain Place II Partnership" or the "Group C Partnership"), which owns the Property commonly known as Fountain Place Apartments - Phase II ("Fountain Place II" or the "Group C Property," as the context requires), all as set forth on EXHIBIT C attached hereto.

          (4)  EXHIBIT D attached hereto identifies, among other things: seven
     (7) of the Qualified REIT Subsidiaries (collectively, the "Group D Subs"); seven (7) limited partnerships (collectively, the "Group D Partnerships"); and seven (7) of the Properties (the "Group D Properties"). As set forth on EXHIBIT D, each of the Group D Subs owns a 1% interest as the sole general partner of one of the Group D Partnerships and each of the Group D Partnerships owns one of the Group D Properties. The Group A Partnerships, the Group B Partnerships, the Group C Partnership and the Group D Partnerships are referred to herein collectively as the "Property Partnerships."

          (5) One of the Qualified REIT Subsidiaries (the "CRITEF Del GP") owns a 1.01% interest as the sole general partner in CRITEF (Delaware).

          (6) One of the Qualified REIT Subsidiaries (the "CRITEF MD GP") owns a 1.01% interest as the sole general partner in CRITEF (Maryland).

     D. CAPREIT L.P. owns (i) a 97.99% interest as a limited partner in CRITEF (Delaware), (ii) 100% of the non-voting stock of CAPREIT Residential Corporation, a Maryland corporation ("CAPREIT Residential"), (iii) none of the voting stock of CAPREIT Residential, (iv) a 98% interest as a limited partner in each of the Group B Partnerships, (v) a 1% interest as a general partner in each of the Group B Partnerships, (vi) a 2% interest as a limited partner in the Group C Partnership, and (vii) various percentage interests as a limited partner in each of the Group D Partnerships, which interests are identified in greater detail in EXHIBIT D.

     E. CRITEF (Delaware) owns a 97.99% interest as a limited partner in CRITEF (Maryland).

     F. CRITEF (Maryland) owns various percentage interests as a limited partner in each of the Group D Partnerships, as set forth on EXHIBIT D.

     G. Limited partnership interests aggregating 99% of the partnership interests (collectively, the "Group A Outside Interests") in each of the Group A Partnerships are owned of record by the entities (collectively, the "Group A Outside Partners") identified on EXHIBIT A. Each of the Group A Outside Interests is subject to a purchase option (each, a "Group A Option") in

                                       2
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favor of the Group A Sub that is the general partner of the Group A Partnerships in question. The Group A Options are identified more particularly on EXHIBIT E attached hereto. The Group A Outside Interests in Geary Courtyard Associates, a California limited partnership (the "Geary Partnership") are referred to herein as the "Geary Outside Interests"; the owners of the Geary Outside Interests are referred to herein as the "Geary Outside Partners"; and the Group A Option relative to the Geary Outside Interests is referred to herein as the "Geary Option."

     H. Limited partnership interests aggregating 59% of the partnership interests in the Group C Partnership (collectively, the "Group C Outside Interests") are owned of record, in the aggregate by the four individuals (collectively, the "Group C Outside Partners") identified on EXHIBIT C.

     I. The Group C Property and each Group A Property is encumbered by a separate mortgage or deed of trust securing, respectively, the repayment of separate issues of tax exempt bonds (the "Property Bonds") issued with respect to said Property. The Property Bonds, and bonds issued with respect to three multifamily apartment complexes not included among the Properties (collectively, the "Third Party Bonds") are referred to herein collectively as the "Bonds." All documents (including any trust indentures or related documents) evidencing or securing any given issue of Bonds are referred to herein as the "Bond Documents" for that issue of Bonds. Pursuant to (i) a certain Master Trust Agreement dated as of November 1, 1996 (the "Master Trust Agreement"), between CRITEF (Maryland), as Trustor and United States Trust Company of New York (the "Trustee"), as trustee and tender agent, and (ii) certain "Series Supplements" referred to more specifically below, the following five (5) trusts (collectively, "CRITEF Trusts") have been created:

               (i) Capital Realty Investors Tax Exempt Fund Limited Partnership Trust Series 1996-1, created pursuant to Series Supplement No. 1996-1 dated December 4, 1996, between Trustor and the Trustee;

               (ii) Capital Realty Investors Tax Exempt Limited Partnership Trust Series 1996-2, created pursuant to Series Supplement No. 1996-2 dated December 4, 1996, between the Trustor and the Trustee;

               (iii) Capital Realty Investors Tax-Exempt Fund Limited Partnership Trust Series 1996-3, created pursuant to Series Supplement No. 1996-3 dated December 4, 1996, between the Trustor and the Trustee;

               (iv) Capital Realty Investors Tax-Exempt Fund Limited Partnership Trust Series 1996-4, created pursuant to Series Supplement No. 1996-4 dated December 4, 1996, between the Trustor and the Trustee; and

               (v) Capital Realty Investors Tax-Exempt Fund Limited Partnership Trust Series 1996-5, created pursuant to Series Supplement No. 1996-5 dated December 4, 1996 between the Trustor and the Trustee.

The CRITEF Trusts, collectively, are the holders of the Bonds; EXHIBIT B to each of the Series Supplements identifies the Bonds that are held by that particular CRITEF Trust.

     J. Each of the CRITEF Trusts has issued (i) certain "Floater Certificates" (as such term is defined in the Master Trust Agreement), (ii) a "Subordinate Certificate" (as such term is defined in the Master Trust Agreement), and (iii) a "Residual Certificate" (as such term is defined in the Master Trust Agreement). The Residual Certificate issued by each of the CRITEF Trusts is owned by CRITEF (Maryland). Thus, CRITEF (Maryland) owns five (5) Residual Certificates.

     K. Pursuant to a certain Master Reimbursement Agreement dated as of December 1, 1996 (the "Swiss Bank Reimbursement Agreement"), by and among the Group A Partnerships, the Group C Partnership and Swiss Bank Corporation, acting through its Chicago branch, a banking corporation organized under the laws of Switzerland ("Swiss Bank"), Swiss Bank has issued certain letters of credit in favor of the Trustee. Pursuant to a certain Master Reimbursement and Security Agreement dated as of December 1, 1996 (the "CMC Reimbursement Agreement") by and among CRITEF (Maryland), the Group A Partnerships, the Group C Partnership, the Group D Partnerships, Zurich International (Bermuda) Ltd. (the "Surety") and Centre Mortgage Capital, L.L.C. ("CMC"), the Surety has issued certain insurance surety bonds in favor of Swiss Bank. Pursuant to the Swiss Bank Reimbursement Agreement and the CMC Reimbursement Agreement, respectively (i) the Group A Partnerships, the Group C Partnership and the Group D Partnerships have executed, delivered and recorded one or more mortgages or deeds of trust in favor of Swiss Bank, CMC and/or the Surety, respectively, (ii) all of the partners in the Group A Partnerships, the Group C Partnership and the Group D Partnerships have pledged to the Surety and CMC their interests in those partnerships, and (iii) CRITEF (Maryland) has pledged its interests in the Residual Certificates to CMC, the Surety and the Swiss Bank. The financing effectuated pursuant to the Master Trust Agreement, the Swiss Bank Reimbursement Agreement, the CMC Reimbursement Agreement and all other instruments executed and delivered pursuant thereto (collectively, the "CentRe Financing Documents") is referred to herein as the "CentRe Financing."

     L. Seller has agreed to sell to Purchaser and Purchaser has agreed to acquire from Seller, upon and subject to the terms and conditions of this Agreement, one hundred percent (100%) of the partnership interests in (i) the Group A Partnerships, (ii) the Group B Partnerships, (iii) the Group C Partnership, (iv) the Group D Partnerships, and (v) CRITEF (Maryland) (collectively, the "Partnership Interests"). For convenience of reference, a chart depicting the organizational interrelationships among the principal entities referred to above in these Recitals is attached hereto as EXHIBIT F. The Group A Partnerships, the Group B Partnerships, the Group C Partnership, the Group D Partnerships and CRITEF (Maryland) are referred to herein collectively as the "Partnerships." The Group B Partnerships (with the exception of CAPREIT Breckinridge Limited Partnership [the "Prudential Partnership"]) are sometimes referred to herein collectively as

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

the "Stage 1 Partnerships," and the Partnerships Interests in the Stage 1 Partnerships are sometimes referred to herein collectively as the Stage 1 Partnership Interests. The Group A Partnerships, the Group C Partnership, the Group D Partnerships and CRITEF (Maryland) are sometimes referred to herein collectively as the "Stage 2 Partnerships," and the Partnership Interests in the Stage 2 Partnerships are sometimes referred to herein collectively as the "Stage 2 Partnership Interests." The Properties owned by the Stage 1 Partnerships are sometimes referred to herein as the "Stage 1 Properties." The Properties owned by the Stage 2 Partnerships are sometimes referred to herein as the "Stage 2 Properties." The Partnership Interests in the Prudential Partnership are sometimes referred to herein as the "Prudential Partnership Interests" and the Property owned by the Prudential Partnership is sometimes referred to herein as the "Prudential Property."

     THEREFORE, in consideration of and in reliance upon the above Recitals, the terms, covenants and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1.   DEFINITION OF "PROPERTY" AND "PROPERTIES"
          -----------------------------------------

     As employed herein, the term "Properties" shall mean, collectively, all right, title and interest of the applicable Property Partnership (whether now or hereafter existing) in and to the following described property (which shall be subject to the "Permitted Exceptions" (as such term is defined in Section 5(A) below and each of which, to the extent relating to a single Premises, is referred to individually as a "Property"):

          A. those certain tracts of real estate on which are situated apartment complexes described on the attached EXHIBIT G, which real estate is legally described in the attached EXHIBIT H, together with all and singular easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances thereunto now or hereafter belonging or appertaining thereto (collectively the "Land"); and

          B. any land lying in the bed of any street, alley, road or avenue (whether open, closed or proposed) within, in front of, behind or otherwise adjoining the Land or any of it, and all right, title and interest of said Property Partnership (whether now or hereafter existing) in and to any award made or to be made as a result or in lieu of condemnation, and in and to any award for damage to the Property or any part thereof by reason of casualty (all of the foregoing being included within the term "Land"); and

          C. all of the buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter in, on, over or under the Land, including, without limitation, any and all plumbing, air conditioning, heating, ventilating, mechanical, electrical and other utility systems, parking lots and facilities, landscaping, roadways, sidewalks, swimming pools and other recreational facilities, security devices, signs and light fixtures (collectively, the "Improvements") (the Land and Improvements being collectively referred to as the "Premises"); and

          D. all furniture, furnishings, fixtures, equipment, machinery, maintenance vehicles and equipment, tools, parts, recreational equipment, carpeting, window treatments, stationery and other office supplies, and other tangible personal property of every kind and description situated in, on, over or under the Premises or used solely in connection therewith, owned by said Property Partnership or in which said Property Partnership otherwise has an interest and which is not owned by tenants under the Leases (as such term is hereinafter defined), together with all replacements and substitutions therefor (together with the intangible personal property hereinafter identified, collectively the "Personal Property"), a list of which is attached to this Agreement as EXHIBIT I; and

          E. the following, to the extent related to the Properties and to the extent available and in Seller's (or the applicable Property Partnership's) possession and control: (i) all existing surveys, blue prints, drawings, plans and specifications (including, without limitation, structural, HVAC, mechanical and plumbing plans and specifications) and other documentation for or with respect to the Property; (ii) all marketing artwork, construction drawings, soil tests and environmental reports to the extent available and in the possession of Seller, the applicable Property Partnership or its management agent; (iii) all tenant lists and data, correspondence with past, present and prospective tenants, vendors, suppliers, utility companies and other third parties, booklets, manuals and promotional and advertising materials concerning the Property or any part thereof to the extent available and in the Seller's possession; and (iv) all other existing books, records and documents (including, without limitation, those relating to ad valorem taxes and leases); and

          F. the Leases and Service Contracts (as such terms are hereinafter defined) and the other intangible personal property now or hereafter owned by the applicable Property Partnership or in which the applicable Property Partnership otherwise has an interest and used in connection with or arising from the business now or hereafter conducted on or from the Property including, without limitation, claims, choses in action, lease and other contract rights with respect to that Property, names, and, if available, telephone exchange numbers, specifically excluding any telephone numbers assigned to CAPREIT or CAPREIT L.P. A rent roll of all leases affecting each Premises as of September 23, 1997 -- September 30, 1997, in the case of the "Geary Partnership" (as such term is hereinafter defined)-- (the "Leases," with such rent roll being referred to in this Agreement as the "Rent Roll"), setting forth each tenant's name, a description of the space leased, the amount of rent due and the amount of any security deposit paid, and the term of each Lease, is attached to this Agreement as EXHIBIT
     J. A list of all service and maintenance agreements, equipment leases and licenses and permits (the "Service Contracts") affecting or pertaining in any way to each Property as of August 31, 1997 is attached to this Agreement as EXHIBIT K.

     Notwithstanding anything to the contrary herein contained, there shall be excluded from the definitions of Improvements, Personal Property and Properties, as the context requires, (i) all personal property owned by tenants of any Property, (ii) all equipment, if any, leased by Seller (provided that, in the case of any leased equipment for which the lease is being assumed by Purchaser hereunder, Seller's rights under the leases in question shall be included in the term "Property"), (iii) computer programs, computer software and licenses related thereto (the "Software"), (iv) any correspondence between any Seller or any Partnership, on the one hand, and CAPREIT, AP CAPREIT or Apollo Real Estate Investment Fund, L.P. on the other hand, (v) all appraisals, valuations and valuation analyses, (vi) any document that is not binding upon any Partnership after Closing and, that is not material to the organizational or tax status of any Partnership, and is not material to the operation, leasing, management, construction, design, maintenance, repair, renewal, insurance claims, litigation, compliance with legal requirements, or financing of any Property or any Partnership, (vii) brochures and the like bearing the name "CAPREIT", subject to Section 8(A)(vi), and (viii) any flags bearing the name "CAPREIT."

     2.   PURCHASE AND SALE OF INTERESTS
          ------------------------------

     Subject to the terms and conditions of this Agreement, on the applicable "Closing Date" (as such term is defined in Section 6(A)), Seller shall sell and convey or cause to be sold and conveyed, and Purchaser shall purchase, one hundred percent (100%) of the Partnership Interests contemplated to be conveyed on said Closing Date pursuant to this Agreement, with the exception of the interests in the Geary Partnership (collectively, the "Geary Partnership Interests"), which shall be sold and conveyed to Purchaser as provided in
Section 6(A)(2) hereinbelow.

     3.   PURCHASE PRICE
          --------------

     The total consideration to be paid by Purchaser to Seller for the Partnership Interests (the "Purchase Price") is Six Hundred Seven Million Five Hundred Sixteen Thousand Eight Hundred Fifty Dollars ($607,516,850). Purchaser and Seller acknowledge and agree that the closing of the transactions contemplated by this Agreement shall be consummated in stages (subject to partial adjournments, as provided below, in the case of the Geary Partnership), with the "Stage 1 Closing" (as such term is hereinafter defined), the "Prudential Closing" (as such term is hereinafter defined) and the "Stage 2 Closing" (as such term is hereinafter defined) occurring separately at the times set forth in Section 6 hereinbelow. The portion of the Purchase Price that is attributable to the Stage 1 Partnership Interests (the "Stage 1 Purchase Price") is $277,517,520. The Stage 1 Purchase Price consists of (i) the "Stage 1 Base Purchase Price," in the amount of $261,517,520 and (ii) the "Stage 1 Contingent Purchase Price," in the amount of $16,000,000. The portion of the Purchase Price that is attributable to the Stage 2 Partnership Interests (the "Stage 2 Purchase Price") is $312,516,850. The portion of the Purchase Price that is attributable to the Prudential Partnership Interests (the "Prudential Purchase Price") is $17,482,480. The Purchase Price shall be paid as follows:

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

          A.   Earnest Money
               -------------

               (i) Upon the execution and delivery of this Agreement by Seller and Purchaser, Purchaser shall deliver to the Chicago office of the Title Insurer (as hereafter defined) ("Escrowee") by wire transfer of immediately available funds the sum of Fifteen Million Dollars ($15,000,000) (together with any interest earned thereon, net of investment costs, the "Earnest Money") to be held by the Escrowee pursuant to escrow instructions (the "Escrow Instructions") in the form attached hereto as EXHIBIT L. The Escrowee shall invest the Earnest Money in accordance with the Escrow Instructions. Any and all interest earned on the Earnest Money shall be reported to Purchaser's federal tax identification number, and any taxes thereon shall be paid by Purchaser.

               (ii) If the transaction contemplated by this Agreement closes in accordance with the terms and conditions of this Agreement, then at the Stage 2 Closing the Earnest Money shall be delivered by the Escrowee to Seller as payment toward the Stage 2 Purchase Price. If any of the Closings fails to occur due to a default on the part of any Seller or if a contingency set forth in this Agreement for the benefit of Purchaser is not satisfied or removed, after the expiration of any grace periods provided under this Agreement, the Earnest Money shall be delivered by the Escrowee to Purchaser, to the extent provided in
          Section 10 below or in Section 12(A) or Section 14 below, as applicable. If any of the Closings fails to occur for any other reason, after the expiration of any grace periods provided under this Agreement, the Earnest Money shall be delivered by the Escrowee to Seller, to the extent provided for in Section 12(B) below.

          B.   Bond Financing
               --------------

               At the Stage 2 Closing, Purchaser shall acquire the Stage 2 Partnership Interests, with the Stage 2 Partnership Interests (and CRITEF (Maryland's) interest in the Residual Certificates) remaining subject to the lien of the CentRe Financing, and with the Stage 2 Properties remaining subject to the lien of (i) the CentRe Financing and (ii) the Bond Documents related to the Property Bonds.

          C.   Payment of Prepayable Debt
               --------------------------

               At the Stage 1 Closing, Purchaser shall make available to Seller sufficient funds to enable Seller to cause to be paid in full, at the Stage 1 Closing, to the holders thereof, the amount (said amount being referred to herein in the aggregate as the "Prepayment Amount") required to pay and satisfy in full the "Prepayable Debt" (as defined in Section 10(D) hereof). Seller shall direct Purchaser, at the Stage 1 Closing, to make said payments to the holders of the Prepayable Debt on Seller's behalf.

          D.   Prudential Debt
               ---------------

               At the Prudential Closing, Purchaser shall acquire the Prudential Partnership Interests, with the Prudential Property remaining subject to the lien of the "Prudential Debt" (as such term is defined in Section 10(D) below).

          E.   Cash at Closing
               ---------------

               (1) At the Stage 1 Closing, Purchaser shall pay to Seller an amount (the "Stage 1 Base Cash Balance") equal to the Stage 1 Base Purchase Price less the Prepayment Amount as of the Stage 1 Closing Date.

               (2) At the Prudential Closing, Purchaser shall pay to Seller an amount (the "Prudential Cash Balance") equal to the Prudential Purchase Price, less the outstanding principal balance of the Prudential Debt as of the Prudential Closing Date.

               (3) At the Stage 2 Closing, Purchaser shall pay to Seller an amount (the "Stage 2 Cash Balance") equal to the Stage 2 Purchase Price less (i) the Earnest Money (once paid to Seller), (ii) the outstanding principal balance of the Floater Certificates and the Subordinate Certificates as of the Stage 2 Closing Date, determined after the consummation of the Third Party Withdrawals, which amount is anticipated to be equal to $208,998,790, and (iii) the sum of $500,000 (the "Geary Holdback"), which shall be held by the Title Insurer pursuant to the Escrow Instructions and paid to Seller together with interest thereon, if any, upon and subject to the consummation of the "Geary L.P. Closing" (as such term is defined in Section 6(A)(2) hereinbelow), or else released to Purchaser from said escrow as provided in Section 6(C)(i)(p) hereinbelow.

               (4) The Stage 1 Base Cash Balance, the Prudential Cash Balance and the Stage 2 Cash Balance, as the case may be, subject, however, to such adjustments as are required by this Agreement, shall be paid by wire of immediately available funds which must be received by Seller on or before 2:00 p.m. Eastern time on the applicable Closing Date to an account or accounts designated by Seller in writing by notice received by Purchaser not less than one (1) business day prior to said Closing Date.

          F.   STAGE 1 CONTINGENT PURCHASE PRICE
               ---------------------------------

               At the Stage 1 Closing, Purchaser shall deposit the Stage 1 Contingent Purchase Price in a strict joint order escrow with the Title Insurer, pursuant to escrow instructions that are in the same form as the Escrow Instructions. All interest earned on the Stage 1 Contingent Purchase Price under the terms of said escrow, net of investment costs, shall be paid to Purchaser as earned, regardless of whether the Stage 1 Contingent Purchase Price is ultimately paid to Seller or returned to Purchaser. Upon the consummation of the Stage 2 Closing, Purchaser and Seller shall direct the Escrowee to deliver the Stage 1 Contingent Purchase Price to Seller. If the Stage 2 Closing fails to occur due to a default on the part of any Seller or if a contingency set forth in this Agreement for the benefit of Purchaser with respect to the Stage 2 Closing is not satisfied or removed, after the expiration of any grace periods provided under this Agreement, the Stage 1 Contingent Purchase Price shall be delivered by the Escrowee to Purchaser, to the extent provided in Section 10 below or in Section 12(A) or Section 14 below, as applicable, in which event Purchaser shall have no further obligation to pay the Stage 1 Contingent Purchase Price to Seller at any time, and the Stage 1 Purchase Price shall be deemed equal to the Stage 1 Base Purchase Price. If the Stage 2 Closing fails to occur for any other reason, after the expiration of any grace periods provided under this Agreement, the Stage 1 Contingent Purchase Price shall be delivered by the Escrowee to Seller, to the extent provided for in
          Section 12(B) below, in full satisfaction of Purchaser's obligation to pay the Stage 1 Contingent Purchase Price. Purchaser and Seller agree that said structuring of the Stage 1 Purchase Price is equitable in view of the fact that (i) from Purchaser's perspective, the Stage 1 Purchase Price was established in contemplation of the acquisition of a larger portfolio including the Stage 2 Partnership Interests, and
          (ii) from Seller's perspective, if the Stage 2 Closing does not occur, Seller will experience the substantial disadvantages of operating a smaller portfolio consisting solely of the Stage 2 Partnership Interests.

          G.   ADDITIONAL PAYMENTS.  Upon and subject to the occurrence of the
               -------------------
     Stage 1 Closing, Purchaser shall pay to Seller, as additional consideration for the sale, an additional payment (the "Stage 1 Additional Payment") in the amount of $750,000. Upon and subject to the occurrence of the Stage 2 Closing, Purchaser shall pay to Seller , as additional consideration for the sale an additional payment (the "Stage 2 Additional Payment") in the amount of $750,000.

As employed herein, the term "Stage 1 Closing" shall mean the closing of the transactions contemplated by this Agreement as they relate to the Stage 1 Partnerships, the Stage 1 Partnership Interests, the Stage 1 Properties and the Prepayable Debt (that is, the payment of the Stage 1 Cash Balance, the transfer of the Stage 1 Partnership Interests to Purchaser with the Stage 1 Properties being subject to the Permitted Exceptions, the prepayment by Purchaser of the Prepayable Debt and the satisfaction of all other terms and conditions of this Agreement as they relate to the Stage 1 Partnerships, the Stage 1 Partnership Interests, the Stage 1 Properties, and the Prepayable Debt). As employed herein, the term "Stage 2 Closing" shall mean the closing of the transactions contemplated by this Agreement as they relate to the Stage 2 Partnerships, the Stage 2 Partnership Interests, the Stage 2 Properties, the Property Bonds, the Bond Documents, the CentRe Financing, the Residual Certificates and the Series Trusts (that is, the payment of the Stage 2 Cash Balance, the transfer of the Stage 2 Partnership Interests to Purchaser with the Stage 2 Properties being subject to the Bond Documents, the CentRe Financing Documents and the other Permitted Exceptions, and the satisfaction of all other terms and conditions of this Agreement as they relate to the Stage 2 Partnerships, the Stage 2 Partnership Interests, the Stage 2 Properties, the Property Bonds, the Bond Documents, the CentRe Financing, the Residual Certificates and the Series Trusts). As employed herein, the term "Prudential Closing" shall mean the closing of the transactions contemplated by this Agreement as they relate to the Prudential Partnership, the Prudential Partnership Interests, the Prudential Property and the Prudential Debt (that is, the payment of the Prudential Cash Balance, the transfer of the Prudential Partnership Interests to Purchaser with the Prudential Property being subject to the Permitted Exceptions and the Prudential Debt and the satisfaction of all other terms and conditions of this Agreement as they relate to the Prudential Partnership, the Prudential Partnership Interests, the Prudential Property and the Prudential Debt). As employed herein, the term "Closing" shall mean the Stage 1 Closing, the Prudential Closing, the Stage 2 Closing or any or all of the foregoing, as the context requires. The payment of the Purchase Price at each applicable Closing is subject to prorations to be made pursuant to Section 6.C hereof.

     4.   OPERATION OF PROPERTIES THROUGH CLOSING;
          OTHER PRE-CLOSING COVENANTS OF SELLER
          -------------------------------------

     Through (i) the consummation of the Stage 1 Closing (in the case of the Stage 1 Properties), (ii) the consummation of the Prudential Closing (in the case of the Prudential Property), (iii) the consummation of the Stage 2 Closing (in the case of the Stage 2 Properties), or (iv) the termination of this Agreement, Seller covenants that:

          A. Except as otherwise provided in this Section 4, Seller shall lease, manage and operate and maintain their respective Properties in accordance with its existing practices. Seller will not make any change in its normal and customary billing and collection practices, without notice to and the consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or denied. Seller shall not permit the respective Property Partnerships to apply any security deposits against rent delinquencies or other Lease defaults (other than for tenants who have either vacated their apartments or with whom said Property Partnerships is engaged in litigation) without notice to and the consent of Purchaser.

          B. Seller shall not (and shall not permit the respective Property Partnerships to) sell, mortgage, pledge, hypothecate or otherwise transfer or dispose of all or any part of any Property or any interest therein (except for such items of tangible Personal Property as become obsolete or are disposed of in the ordinary course), nor shall Seller, without Purchaser's consent, which shall not be unreasonably withheld, conditioned or denied, permit any Property Partnership to initiate, consent to, approve or otherwise take any action binding on any said Property Partnership or said Property Partnership's Property with respect to zoning rules or regulations presently applicable to all or any part of said Property Partnership's Property.

          C. Prior to December 15, 1997, without the prior written consent of Purchaser, which shall not be unreasonably withheld, conditioned or denied, Seller shall not terminate, modify, extend, amend or renew any Lease or Service Contract or enter into any new Lease or Service Contract (except for the termination of Leases in the ordinary course of business and for any new Lease or Lease renewals providing for a monthly rental not less than the rental presently being charged (or unless pursuant to the rent promotional program attached hereto as EXHIBIT N for the particular Property referenced therein) and for a term of not more than twelve (12) months), except that, as of the applicable Closing, Seller shall terminate any management contracts affecting the Properties, with the exception of the Geary Management Agreement (as hereinafter defined). From and after December 15, 1997, Seller shall have the right to permit the respective Property Partnerships to terminate and/or renew Leases in the ordinary course of business in accordance with said Property Partnership's customary practices as of the date hereof. Any new Lease or Service Contract entered into with Purchaser's consent shall be subject to the covenants, representations and warranties set forth in this Agreement with respect to Leases and Service Contracts.

          D. As of the applicable Closing, (i) all units on the Properties that have been vacated for more than ten (10) days or fifteen (15) days, as applicable (as provided below) shall have been put in rent ready condition by Seller, at Seller's sole cost and expense, and (ii) all management contracts pertaining to the Properties shall have been terminated, with the exception of that certain Residential Property Management and Leasing Agreement dated as of January 1, 1997 by and between Oakwood Management Company and the Geary Partnership (the "Geary Management Agreement"). The period referred to in clause (i) above shall be (x) ten (10) days, if the Closing in question occurs within the first fifteen (15) days of any month, and (y) fifteen (15) days, if the Closing in question occurs on the sixteenth (16th) day or later in any given month.

          E. Seller shall promptly give written notice to the Purchaser of the occurrence of any event known to Seller which materially affects the truth or accuracy of any representations or warranties made or to be made by Seller under or pursuant to this Agreement.

          F.   (Intentionally Omitted).

          G. Seller shall cause the respective Property Partnerships to maintain in full force and effect its existing insurance coverages as disclosed to Purchaser, provided that the same remain available at commercially reasonable rates and to the extent that said policies relate to the applicable Property Partnership, Seller may, but shall not be obligated to, terminate said coverages with respect to the applicable Properties at the applicable Closing and Seller shall be fully responsible for paying all costs of terminating said insurance coverages.

          H. Seller shall not sell, assign, pledge, hypothecate or otherwise transfer or dispose of all or any portion of any Partnership Interest or the Residual Certificates, except as expressly permitted by this Agreement. Seller shall not exercise or permit CRITEF (Maryland) to exercise any right or remedy, or to furnish any directions (other than directions furnished in the ordinary course of business), under or in connection with the Master Trust Agreement, the Swiss Bank Reimbursement Agreement, the CMC Reimbursement Agreement or any of the other CentRe Financing Documents, the Bond Documents relative to the Property Bonds, or the Residual Certificates, without the prior written approval of Purchaser, which approval shall not be unreasonably withheld, conditioned or denied, provided, however, that Seller shall use good faith reasonable effort to effectuate the release (the "Third Party Bond Withdrawals") to CRITEF (Maryland) prior to the last day of the "Stage 2 Consent Period" (as such term is hereinafter defined), of the "Outstanding Bonds" relating to the three "Third Party Projects" known as the "Paces Landing Project," the "Greenhaven Project" and the "Washington Ridge Project" (as such terms are employed in the CMC Reimbursement Agreement), in accordance with Section 2.03(d) of the CMC Reimbursement Agreement and Sections 6.1 or 6.2, as the case may be, of the Master Trust Agreement. Provided that Seller has used good faith reasonable efforts to obtain the Third Party Bond Withdrawals, Purchaser agrees that Seller shall have no liability to Purchaser for its failure to obtain the Third Party Withdrawals, subject, however, to Section 3(F) above.

          I. Notwithstanding the foregoing, Seller covenants and agrees, through exercise of the Group A Options (in the case of the Group A Partnerships) or otherwise (in the case of the Group C Partnership) (i) to cause all of the Group A Outside Interests (other than the Geary Outside Interests) and all of the Group C Outside Interests to be transferred to Purchaser at the Stage 2 Closing, together with the other Partnership Interests pursuant to the terms of this Agreement, and (ii) assign to Purchaser all of CAPREIT of Geary Courtyard, Inc.'s interests in the Geary Option. Seller agrees to fully assume the risk of causing the Group A Outside Interests and the Group C Outside Interests to be transferred to Purchaser pursuant to the terms of this Agreement. Purchaser, relying in part upon the indemnities in subclause (C) of Section 9(A) of this Agreement, agrees to accept said transfers directly from the Group A Outside Partners and/or the Group C Outside Partners, as the case may be. With respect to the Group A Properties, Seller shall have the right to do the following (and, in the case of the Geary Option, shall do the following) in lieu of exercising the Group A Options and proceeding as above:

               (i) cause to be deposited in an escrow satisfactory to Purchaser in the exercise of Purchaser's reasonable judgment the following, to be released from said escrow at the Stage 2 Closing (or, in the case of the Geary Option, at the Geary L.P. Closing: (A) instruments of assignment executed by the Group A Outside Partners in the form contemplated under the Group A Options, with Purchaser identified as the transferee, (B) instruments assigning the Group A Options to Purchaser and (C) instruments, executed by the Group A Outside Partners, consenting to the assignment of the Group A Options to Purchaser, waiving all requirements with respect to appraisals and other conditions precedent, and agreeing that Purchaser shall have the right to exercise each of the Group A Options and acquire the Group A Outside Interests for a price of $1.00 paid to each optionor; and

               (ii) cause the instruments referred to in clauses (B) and (C) of clause (i) above to be delivered to Purchaser immediately prior to (but conditioned upon the occurrence of) the Stage 2 Closing.

     If Seller takes the steps referred to in clauses (i) and (ii) above no later than the Stage 2 Closing, then Purchaser shall exercise the Group A Options (other than the Geary Option, which shall be exercised as provided in Section 6(A)(2) below) at the Stage 2 Closing and accept delivery at the Stage 2 Closing of the assignments referred to in subclause (A) of clause
     (i) above. If, with respect to any given Group A Outside Interest (other than the Geary Outside Interests, which are treated as provided below), Seller does not take the steps referred to in clauses (i) and (ii) above on or before the Stage 2 Closing, or if (through no fault of Purchaser's) the assignment referred to in subclause (A) of clause (i) above shall not be delivered to Purchaser from escrow at the Stage 2 Closing, Seller shall be obligated to exercise said Group A Option and cause said Group A Outside Interest to be conveyed to Purchaser at the Stage 2 Closing. The delivery to Purchaser at the Stage 2 Closing of an assignment referred to in subclause (A) of clause (i) above shall satisfy Seller's obligation to cause the Group A Outside Interest in question to be assigned to Purchaser, subject, however, to the representations of Seller in Section 8(C)(v) below and the indemnities of Seller in subclause (C) of Section 9(A) below. Notwithstanding the direct exercise by Purchaser of the Group A Outside Options following Seller's deposit of the applicable documents in escrow pursuant to clauses (i) and (ii) above, the closing prorations with respect to the Group A Properties and the Group A Outside Interests shall be performed between Purchaser and Seller as otherwise provided in Section 6(C) below, as though Seller had conveyed the Group A Outside Interests directly to Purchaser.

          J. Prior to each Closing, any and all loans and/or loan servicing arrangements between (i) Seller, Seller's affiliates and any of the Partnerships involved in said Closing or (ii) CRITEF (Maryland) and any of the Partnerships involved in said Closing, as the case may be, shall be terminated and released at the sole cost and expense of Seller, so that, as of each Closing, none of the Partnerships involved in said Closing shall have any surviving obligations whatsoever to Seller or any affiliates of Seller.

          K. Seller shall use good faith, reasonable efforts to cause the respective conditions precedent in Section 10 of this Agreement to be satisfied prior to the end of the applicable Consent Period; provided that Seller shall not be obligated to pay any money to the Existing Lenders or other third parties in connection therewith, other than as specifically provided in this Agreement. Provided that Seller has used good faith reasonable efforts to cause said conditions to be satisfied within said time period, Purchaser agrees that Seller shall have no liability to Purchaser for its failure to cause said conditions to be satisfied, subject, however, to Section 3(F) hereof.

          L.   [Intentionally omitted]

          M. Seller shall update the Rent Roll and provide Property-level operating statements to Purchaser on a monthly basis on or before the 25th day of each month prior to the respective Closings.

     5.   STATUS OF TITLE TO PROPERTY AND PARTNERSHIP INTERESTS
          -----------------------------------------------------

          A.   State of Title
               --------------

          Subject to Section 5(D) hereof, at each Closing, the applicable Partnerships' title to the Properties shall be subject only to: (i)(a) in the case of Stage 1 Properties, those covenants, conditions and restrictions of record which are identified on Schedule B of the pro-forma policies of title insurance referred to in Attachment 1 to Exhibit II and
     (b) in the case of the other Properties, Purchaser hereby accepts the condition of title as of this date for all Properties and is relying solely on the Title Insurer's "Title Commitments" (as such term is hereinafter defined) with respect thereto (provided that Seller delivers to the Title Insurer with respect to each such Property at the applicable Closing the Affidavits in the form used for each Property for the Stage 1 Closing, provided that the information contained in said Affidavits does not in and of itself cause the Title Insurer to include new title exceptions notwithstanding any other actions or undertakings by Seller), or (c) which are shown on the "Surveys" (as such term is hereinafter defined, (ii) the lien of real estate taxes which are not yet due or payable; (iii) the Leases; (iv) the Assumed Debt and (v) certain utility contracts identified on EXHIBIT HH (the above enumerated exceptions collectively referred to as the "Permitted Exceptions"). At the Stage 1 Closing, subject to the terms and conditions of this Agreement, Seller shall convey or cause to be conveyed to Purchaser one hundred percent (100%) of the Stage 1 Partnership Interests, subject to no security interests of any kind. At the Prudential Closing, subject to the terms and conditions of this Agreement, Seller shall convey or cause to be conveyed to Purchaser one hundred percent (100%) of the Prudential Partnership Interests, subject solely to any security interests securing the Prudential Debt. At the Stage 2 Closing, subject to the terms and conditions of this Agreement, Seller shall convey or cause to be conveyed to Purchaser one hundred percent (100%) of the Stage 2 Partnership Interests, subject solely to any security interests in favor of Swiss Bank and/or CMC and/or the Surety and/or the Trustee in connection with the CentRe Financing.

          B.   Preliminary Evidence of Title
               -----------------------------

          Purchaser has obtained from Chicago Title Insurance Company (the "Title Insurer") commitments (the "Title Commitments") for 1992 ALTA Owner's Title Insurance Policies. The Title Commitments are identified on
     EXHIBIT II attached hereto and by this reference made a part hereof. The Owner's Title Insurance Policies (the "Title Insurance Policies") referred to in Section 10(A) below shall be issued based upon Purchaser's reasonable allocation of the Purchase Price to the respective Properties and shall not include any general or standard exceptions which are a part of the printed form of the policy, but shall include deletion of the Creditors' Rights exclusion, a fairway endorsement, a non-imputation endorsement or other endorsement insuring that knowledge of any matters known or imputed to be known by Seller or the property Partnership or their affiliates prior to the applicable Closing will not be imputed to Purchaser, Purchaser's affiliates or the Property Partnerships from and after Closing for purposes of title insurance coverage, and to the extent available in each jurisdiction, the following additional endorsements: (i) 3.1 Zoning Endorsement with parking; (ii) ALTA Form 103.7 Access Endorsement; (iii) Survey Endorsement; (iv) P.I.N. Endorsement; (v) Environmental Endorsement;
     (vi) Modified Owner's Comprehensive Endorsement to insure over all covenants, conditions and restrictions of record; and (vii) Utility Access Endorsement. Notwithstanding anything to the contrary herein contained, Purchaser agrees that Purchaser shall accept Title Insurance Policies for the Stage 1 Properties in the form of the pro-forma policies of title insurance identified on Attachment 1 to Exhibit II.

     C.   Surveys
          -------

          Seller has furnished to purchaser Seller's existing plats of survey with respect to each of the Properties. Said surveys (collectively, the "Surveys") are identified on EXHIBIT JJ attached hereto.

          D.   Title Defects
               -------------

          If any revision or update of any of the Title Commitments or the Surveys discloses exceptions to title (including survey exceptions) other than Permitted Exceptions from any matter first arising after the date hereof, Purchaser shall so notify Seller, time being of the essence, and Seller shall have until the applicable Closing (and may adjourn said Closing for such reasonable periods, not to exceed fourteen (14) days in the aggregate for each Closing) to have each such unpermitted exception to title removed; provided, however, that if the revision or update of any Title Commitment discloses any such exception to title which predates the date of the respective Title Commitments as shown on EXHIBIT II hereto, and if the Title Insurer is willing to endorse over or delete such exception, the Closing shall not be adjourned and Purchaser shall accept title as it then is with such endorsement to (or the deletion of such exception from) the appropriate Title Insurance Policy. Nothing herein shall require Seller to bring any action or proceeding (except as provided below) or take any other action or pay any other amount to remove an unpermitted exception. If Seller fails to have each such unpermitted exception removed or insured over, Purchaser may at its sole option either
     (i) terminate this Agreement, in which event this Agreement, without further action of the parties, shall become null and void and neither party shall have any further rights or obligations under this Agreement, except for any provisions which, by their terms, are intended to survive such termination, or (ii) elect to accept title to the Property as it then is with the right to deduct from the Purchase Price a sum equal to the amount reasonably required to discharge any liens or encumbrances (other than any Liens or Encumbrances constituting Permitted Exceptions) of a definite or ascertainable amount; provided, however, that (except in the case of liens or encumbrances arising from the willful acts of Seller) Purchaser shall not have the right to deduct from the Purchase Price an amount in excess of $100,000 for any one Property and $1,000,000 in the aggregate for all Properties. If Purchaser fails to make either such election within five (5) business days following written notice thereof from Seller, Purchaser shall be deemed to have elected option (i). For purposes hereof, if the Title Insurer will not remove a given unpermitted title exception, it shall be permissible for Seller to cure said title exception by causing First American Title Insurance Company, Commonwealth Land Title Insurance Company or Lawyers' Title Insurance Company, at Seller's election, to issue a title insurance policy that is otherwise substantially identical to the Title Insurance Policy in question, but with the unpermitted exception removed; provided that any costs of said alternative title policies shall be paid by Seller to the extent that the cost thereof exceeds the cost of the Title Insurance Policy for which it is a substitute.

     6.   CLOSING
          -------

          A.   Closing Dates.
               -------------

               (1) The Stage 1 Closing shall occur at 9:00 a.m. at the offices of Seller's counsel in New York, New York on the date (the "Stage 1 Closing Date") which is the later to occur of (A) October 9, 1997 or
          (B) three (3) business days after Purchaser's receipt of (i) all Payoff Letters (as hereinafter defined) from "Existing Lenders" (as such term is hereinafter defined) with respect to the Prepayable Debt, which Payoff Letters shall conform with the requirements of Section 10D and shall be in customary form and substance and (ii) in the case of the Prudential Partnership, the Consent Agreement (as hereinafter defined) from Prudential (as hereinafter defined) with respect to the Prudential Debt, which Consent Agreement shall conform with the requirements of Section 10D and shall be in customary form and substance. Notwithstanding the foregoing, without the prior written consent of Purchaser, which may be withheld in Purchaser's sole discretion, the Stage 1 Closing Date shall not be extended beyond October 9, 1997 by reason of the failure of the Existing Lenders holding the Prepayable Debt to furnish Payoff Letters in accordance herewith providing for the full payoff of the Prepayable Debt on said date and to accept payment on said date in accordance with said Payoff Letters.

               (2) The Stage 2 Closing shall occur at 9:00 a.m. at the offices of Seller's counsel in New York, New York on the date (the "Stage 2 Closing Date") which is the later to occur of (A) December 9, 1997 or
          (B) three (3) business days after (i) Purchaser's receipt of Consent Agreements with respect to the CentRe Financing, which Consent Agreements shall conform with the requirements of Section 10D and shall be in form reasonably agreeable to Purchaser, Seller and the Existing Lenders, and (ii) the satisfaction or waiver (by the party for whose benefit said conditions exist) of the other conditions set forth in Section 10E, Sections 10G through L and Section 14 below (the "Stage 2 Debt Conditions"). On the Stage 2 Closing Date, Seller shall convey to Purchaser CAPREIT of Geary Courtyard, Inc.'s 1% interest as a general partner in the Geary Partnership, and shall assign to Purchaser all of CAPREIT of Geary Courtyard, Inc.'s interests in the Geary Option (the "Geary G.P. Closing"). Notwithstanding the foregoing, the Closing of the purchase and sale of the Geary Outside Interests ("Geary L.P. Closing" ), with the payment of the Geary Holdback Amount to Seller, subject to the applicable prorations and adjustments as provided in Section 6 below) shall occur on the date (the "Geary L.P. Closing Date") that is 190 days after the date on which the "Geary Restructuring" (as such term is defined in Section 10K below) shall have been consummated. Purchaser hereby agrees to duly exercise the Geary Option in accordance with its terms and to specify the Geary L.P. Closing Date as the closing date under the Geary Option in Purchaser's notice of exercise. Notwithstanding anything to the contrary herein contained, the prior or concurrent consummation of the Stage 1 Closing shall be a condition precedent to the consummation of the Stage 2 Closing.

               (3) In the event Purchaser and Seller shall have not received all Payoff Letters with respect to the Prepayable Debt (as such term is defined in Section 10(D)) on or before the expiration date (the "Stage 1 Outside Date") of the "Stage 1 Consent Period" (as such term is hereinafter defined), either party may elect to terminate this Agreement by providing written notice to the other at any time following the expiration of the Stage 1 Consent Period, but prior to the date on which said Payoff Letters have been received in accordance herewith, in which case, without further action of the parties, this Agreement shall become null and void such that neither party shall have any further rights or obligations under this Agreement except for those rights and obligations which by their terms expressly survive any such termination, and the Earnest Money shall be returned to Purchaser.

               (4) The Prudential Closing shall occur at 9:00 a.m. at the offices of Seller's counsel in New York on the date (the "Prudential Closing Date") that is three (3) business days after the receipt of the Consent Agreement relative to the Prudential Debt; provided, however, that in the event that the Consent Agreement relative to the Prudential Debt has not been received in accordance herewith on or before December 20, 1997, then either party (at any time prior to the date, if any, on which said Consent Agreement is received by Purchaser and Seller) may elect to delete the Prudential Partnership Interests from the scope of the transactions contemplated under this Agreement, in which event the Purchase Price shall be reduced by an amount equal to the Prudential Purchase Price and this Agreement shall remain in full force and effect except that all references therein to the Prudential Partnership, the Prudential Partnership Interests, the Prudential Debt and any matters related thereto shall be deemed deleted therefrom.

               (5) In the event that the Stage 2 Debt Conditions shall not have been satisfied on or before the last day (the "Stage 2 Outside Date") of the "Stage 2 Consent Period" (as such term is hereinafter defined) then either party may elect to terminate this Agreement as it relates to any Partnership Interests not previously purchased by providing written notice to the other at any time following the Stage 2 Outside Date, but prior to the date on which the Stage 2 Debt Conditions shall have been satisfied in accordance herewith, in which case, without further action of the parties, this Agreement shall become null and void insofar as it relates to the Stage 2 Partnership Interests such that neither party shall have any further rights or obligations under this Agreement in connection with the Stage 2 Partnership Interests except for those rights and obligations which by their terms expressly survive any such termination, and the Earnest Money shall be returned to Purchaser.

               (6) As employed herein, (i) the "Stage 1 Consent Period" shall be the period commencing on the date hereof and continuing through and including October 9, 1997, unless Purchaser (in Purchaser's sole discretion) consents in writing to the extension thereof, in which event the last day of the Stage 1 Consent Period shall be December 20, 1997, and (ii) the "Stage 2 Consent Period" shall be the period commencing on the date hereof and continuing through and including March 31, 1998.

     As employed herein, the term "Closing Date" shall mean the Stage 1 Closing Date, the Prudential Closing Date, the Stage 2 Closing Date, the Geary L.P. Closing Date or any or all of the foregoing, as the context requires.

          B.   Closing Documents
               -----------------

                    (i)    Seller.  Seller shall deliver or cause to be
                           ------
          delivered to Purchaser a copy of each of the following (the original of each in form and substance acceptable to Purchaser and Seller, if not attached as an EXHIBIT to the Agreement), to be executed (if necessary) and delivered at the Stage 1 Closing, the Prudential Closing and the Stage 2 Closing and the Geary L.P. Closing, as applicable):

                      (a) The Group A Subs, the Group B Subs, the Group C Sub and the Group D Subs shall each execute and deliver to Purchaser a counterpart of an Assignment and Assumption of Partnership Interests, in the form attached hereto as EXHIBIT M, transferring said Group A Sub's Partnership Interests in the applicable Property Partnerships to Purchaser;

                      (b) Each of the Group A Outside Partners and the Group C Outside Partners shall execute and deliver to Purchaser a counterpart of an Assignment and Assumption of Partnership Interests, in the form attached hereto as EXHIBIT M, transferring said party's Partnership Interests in the applicable Group A Partnerships and the Group C Partnership to Purchaser; provided, however, that the Geary Outside Partners shall execute and deliver said instruments on the Geary L.P. Closing Date.

                      (c) CAPREIT L.P. shall execute and deliver to Purchaser a counterpart of an Assignment and Assumption of Partnership Interests, in the form attached hereto as EXHIBIT M, transferring CAPREIT L.P.'s interests as a limited partner in the Group B Partnerships, the Group C Partnership and the Group D Partnerships to Purchaser;

                      (d) CAPREIT L.P. shall execute and deliver to Purchaser or Purchaser's designee a counterpart of an Assignment and Assumption of Partnership Interests, in the form attached hereto as EXHIBIT M, transferring CAPREIT L.P.'s interests as a general partner in the Group B Partnerships to Purchaser;

                      (e) CRITEF (Delaware) shall execute and deliver a counterpart of an Assignment and Assumption of Partnership Interests, in the form attached hereto as EXHIBIT M, transferring CRITEF (Delaware) interests as a limited partner in CRITEF (Maryland) to Purchaser;

                      (f) The CRITEF MD GP shall execute and deliver a counterpart of an Assignment and Assumption of Partnership Interests, in the form attached hereto as EXHIBIT M, transferring the CRITEF MD GP's interests as the sole general partner in CRITEF (Maryland) to Purchaser; and

                      (g) AP CAPREIT shall execute and deliver a counterpart of an Assignment and Assumption of partnership Interests, in the form attached hereto as EXHIBIT M, transferring AP CAPREIT's interests as a limited partner in CRITEF (Maryland) to Purchaser.

                      (h) a letter advising tenants under the Leases of the change in management of the Premises and where security deposits will be held, and directing them to pay rent as Purchaser may direct;

                      (i) certain affidavits, certificates or other documents in substantially the form attached hereto as EXHIBIT KK for the benefit of the Title Insurer in order to cause it to issue the Owner's Title Insurance Policy in the form and condition required by this Agreement;

                      (j)  [Intentionally Omitted]

                      (k) an updated Rent Roll and schedule of Leases and Service Contracts certified by CAPREIT L.P. as being true, accurate and complete as of the applicable Closing which certifications shall survive said Closing for a period of nine
               (9) months. If the Stage 1 Closing or the Stage 2 Closing, as the case may be, takes place on the tenth (10th) day of a month or later, then the Rent Roll for said Closing shall be dated as of the end of the previous month; if the applicable closing occurs on the ninth (9th) day of a month or earlier, then the Rent Roll shall be dated as of the end of the month immediately preceding the previous month;

                      (l) all of the original Leases and written Service Contracts which will survive said Closing, any and all items of the type referred to in Section 1(E) above (subject to the notwithstanding clause at the end of Section 1) and other documentation concerning all or any part of the Properties and in the possession and control of Seller or any Property Partnership; provided that Seller shall effectuate said delivery by causing said items to be left in the respective offices of each of the Properties, except in the case of any books, records and other documentation located in Seller's central offices which relate to the Properties, the Partnerships or the Existing Loans (the "Centralized Records"). Purchaser and Seller shall meet after each Closing and Purchaser will be afforded the opportunity to make copies for itself , of any Centralized Records that Purchaser reasonably requests; provided that Seller will make copies for itself and furnish Purchaser with originals of any Centralized Records that Purchaser advises Seller are required to be obtained by Purchaser to comply with governmental, SEC, regulatory or rating agency requirements.

                      (m) any construction surety bonds, and bonds over mechanic's liens, and any warranties or guaranties which are for the benefit of the Property Partnerships and are in Seller's possession;

                      (n) with respect to CAPREIT, Apollo Real Estate Management, Inc. and each corporate entity transferring Partnership Interests to Purchaser or executing instruments of assignment on behalf of any partnership that is transferring Partnership Interests to Purchaser: a corporate resolution authorizing the sale and the execution of this document and the closing documents as certified by the secretary of said corporation; a certificate of good standing dated not more than sixty (60) days prior to the Closing in question; a certified copy of the articles of incorporation from the Secretary of State of the state of said corporation's formation dated not more than sixty (60) days prior to the Closing in question; and a certificate of the secretary of said corporation with respect to the corporation's by-laws and including a certificate of incumbency certifying the titles and signatures of the corporate officers authorized to consummate the sale on behalf of Seller, or such other customary evidence of Seller's power and authority;

                      (o) with respect to Apollo Real Estate Investment Fund, L.P., each Partnership, and any partnerships that are transferring Partnership Interests to Purchaser: a certificate of existence from the Secretary of State of the state of said partnership's formation dated not more than sixty (60) days prior to the Closing in question; a copy of said partnership's certificate of limited partnership, from the Secretary of State of the state of said partnership's formation dated not more than sixty (60) days prior to the Closing in question; a copy of the partnership agreement of said partnership and all amendments thereto as certified by the general partner of said partnership;

                      (p) with respect to each entity transferring Partnership Interests to purchaser: Seller's affidavit stating, as required under said Section 1445, Seller's U.S. taxpayer identification number and that Seller is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code;

                      (q) in the event any of the Properties are subject to a homeowner's association or similar organization: any and all declarations, by-laws, minute books relating to any homeowner's association or similar organization affecting the Property to the extent the same are in the possession or control of Seller or any of the Partnerships;

                      (r) such assignment and assumption documents related to the "Existing Loan Documents" (as such term is hereinafter defined) as reasonably requested by Purchaser or Seller and in a form reasonably acceptable to Purchaser and Seller, subject however to the requirements of Section 10(D) hereof; provided, however, that such documents shall not impose any greater obligations on Seller or take away any rights from Seller than provided under this Agreement;

                      (s) such other instruments and documents as may reasonably be required in order to complete the transactions contemplated hereunder, including, but not limited to, an assignment of any security interests for personal property as evidenced by a Uniform Commercial Code financing statement assignment or similar form; provided, however, that said instruments and documents shall not impose any greater obligations on Seller or take away any rights from Seller than provided under this Agreement;

                      (t) evidence of the termination of the Management Agreements (with the exception of the Geary Management agreement, which shall not be terminated in connection with the Geary Deferred Closing), with a release by the Manager of all liability of the applicable Partnership in connection therewith.

                      (u) Execution and delivery of applicable Consent Agreements and other documents that are conditions precedent under Sections 10D through L).

                      (v) CAPREIT of Geary Courtyard, Inc. shall execute and deliver an instrument assigning to Purchaser all of CAPREIT of Geary Courtyard, Inc.'s interests in the Geary Option, together with an instrument, executed by each of the Geary Outside Partners, (i) consenting to said assignment and (ii) stating that the Geary Option is in full force and effect without modification or amendment, and that the optionee is not in default under the Geary Option.

                    (ii)   Purchaser.  At the Stage 1 Closing or the Stage 2
                           ---------
          Closing, the Prudential Closing or the Geary L.P. Closing, as the case may be (or such earlier time as specified below), Purchaser shall deliver or cause to be delivered:

                      (a) to Seller, the Stage 1 Base Cash Balance, the Prudential Cash Balance or the Stage 2 Cash Balance, as required pursuant to Section 3E; and the Stage 1 Additional Payment or the Stage 2 Additional Payment, as the case may be, as required pursuant to Section 3G. In addition, Seller shall deposit the Stage 1 Contingent Purchase Price in escrow with the Title Insurer at the Stage 1 Closing as required pursuant to Section 3F.

                      (b) to Seller, executed counterparts of any other documents listed in Section 6.B.(i) (including, without limitation, each Assignment and Assumption of Partnership Interests) required to be signed by Purchaser;

                      (c) to the Existing Lenders in connection with the Prepayable Debt, the amount indicated on the Payoff Letters approved by Purchaser in accordance with Section 6(A) hereof;

                      (d) to Seller, counterparts of any instruments referred to in Section 6(B)(r) above; and

                      (e) such other documents and instruments as may reasonably be required in order to complete the transactions contemplated hereunder or to evidence compliance by Purchaser with the covenants, agreements, representations and warranties made by it hereunder; provided, however, that such documents and instruments shall not impose any greater obligations on Purchaser or take away any rights from Purchaser than provided under this Agreement.

          C.   Closing Prorations and Adjustments
               ----------------------------------

                    (i) A proposed statement of prorations and other adjustments shall be prepared by Purchaser in conformity with the provisions of this Agreement not less than one (1) business day prior to each Closing Date. For purposes of prorations, each Closing shall be deemed to have occurred at midnight on the day before the respective Closing Date. In addition to prorations and other adjustments that may otherwise be provided for in this Agreement, the following items are to be prorated or adjusted, as the case may require, as of the applicable Closing Date:

                      (a) real estate and personal property taxes and assessments (initially prorated on the basis of 100% of the most recent ascertainable bill, but subject to reproration upon issuance of the actual bill therefor to effectuate the actual proration), and any tax refunds, reductions or credits obtained pursuant to any Tax Appeal Agreements (as hereinafter defined) with respect to the tax year in which the applicable Closing occurs;

                      (b) the rent payable by tenants under the Leases; provided, however, that rent and all other sums which are due and payable to Seller by any tenant but uncollected as of the Closing shall not be adjusted, but Purchaser shall cause the rent and other sums for the period prior to Closing to be remitted to Seller if, as and when collected; and to the extent Seller receives any rents or other sums under the Leases for the period from and after the Closing, Seller shall promptly remit said amounts to Purchaser. At

               Closing, Seller shall deliver to Purchaser a schedule (prepared by Seller as of the most recent date available) of all such past due but uncollected rent and other sums owed by tenants. Purchaser shall promptly remit to Seller any such rent or other sums paid by scheduled tenants, but only if a deficiency in the then current rent is not thereby created. Purchaser shall bill tenants who owe rent for periods prior to the Closing on a monthly basis for six consecutive months following the Closing Date. For amounts due Seller not collected within thirty (30) days after Closing, Seller shall have the right to sue to collect same (and Seller shall have the right to continue any eviction action in process as of said Closing), but in no event may Seller seek to evict any tenant or terminate any Lease. There shall be an initial reproration of rents as of the seventh (7th) day after each Closing, and Purchaser and Seller shall promptly furnish each other with a report on all rents collected by either of them from tenants under the Leases during said seven (7) day period. A final reproration of rents shall be performed subsequently as provided generally below.

                      (c) the full amount of security deposits and fifty percent (50%) of any non-refundable pet or cleaning fees paid under the Leases, to the extent unapplied, together with interest thereon if required by law or otherwise; provided that Purchaser hereby assumes all liability for the proper refund or return of such security deposits to the extent of the amount credited to Purchaser at Closing; provided that Seller shall have the right to apply security deposits against delinquent tenants to the extent provided in Section 4(A) above.

                      (d) water, electric, telephone and all other utility and fuel charges, fuel on hand (at cost plus sales tax), and any assignable deposits with utility companies (said assignable deposits being credited to Seller) (to the extent possible, utility prorations will be handled by meter readings on the Closing Date);

                      (e)  amounts due and prepayments under the Service
               Contracts

                      (f)  assignable license and permit fees;

                      (g) any signing bonus or similar payment relating to any laundry room, cable T.V., telephone or similar agreement in effect as of the Closing to the extent that said agreement was entered into on or after August 1, 1997;

                      (h) all interest and other required payments (other than payments in reduction of principal) related to the Prudential Debt including but not limited to any escrows which, to the extent held by Prudential will be credited to Seller and any fees or expenses (other than matters described in Section 6(D) below) owed to the holder of the Prudential Debt;

                      (i) all interest and other required payments related to the Property Bonds, including, but not limited to, any escrows, any bond remarketing fees or expenses due to the issuing authority for any debt or bonds or to any debt or bond trustee which have accrued and remain unpaid as of the Stage 2 Closing Date; a schedule of the costs and expenses to be prorated in connection with this Section 6(C)(i) is attached hereto as EXHIBIT LL;

                      (j) all fees and other required payments in connection with the CentRe Financing, including, without limitation, those items shown on EXHIBIT LL attached hereto, but excluding (1) any prepaid fees for the Interest Rate Protection Agreement dated December 4, 1996, and (2) any other fees or payments paid at the inception of the CentRe Financing which are not re-occurring in nature;

                      (k) Seller shall receive a credit at the Stage 2 Closing for any escrows, reserves, pledged bank accounts, impound accounts, deposits and other funds being held by or on behalf of CMC, the Surety or Swiss Bank in connection with the CentRe Financing, including, without limitation, the "Additional Proceeds Account" and the balance, if any, in the "Sinking Fund Account" (as such terms are defined in the CMC Reimbursement Agreement) to the extent that deposits to the Sinking Fund Account have commenced prior to the Stage 2 Closing. A non-itemized schedule of the items for which Seller is to receive a credit pursuant to this Section 6(C)(k) is attached hereto as EXHIBIT T. Seller shall furnish Purchaser with an itemized schedule of such items (reflecting current account balances, and subject to further adjustment prior to the Stage 2 Closing) within ten (10) days after the consummation of the Stage 1 Closing;

                      (l) all payments received under the Residual Certificates for the payment period in which the Stage 2 Closing occurs shall be estimated and prorated based upon the relative number of days in such period prior to the Stage 2 Closing, versus the number of days in said period from and after the Stage 2 Closing, subject to readjustment when the actual payment for said period is received by CRITEF (Maryland);

                      (m) other expenses of operation and similar items customarily prorated in connection with real estate closings for multi-family apartment buildings;

                      (n) Seller shall be responsible for paying all premiums, fees and other costs associated with the maintenance or termination of any insurance policies maintained by the Property Partnerships prior to any given Closing, and shall be entitled to any refunds in connection with the termination of said policies;

                      (o) Seller shall be responsible for the payment of all fees and costs (including termination fees) under the Management Agreements that are terminated at said Closing; and

                      (p) In the case of the Geary L.P. Closing, (i) upon and subject to Purchaser's acquisition of the Geary Outside Interests pursuant to the Geary Option, Purchaser shall pay to Seller an amount equal to the Geary Holdback Amount, less (x) the amount,
                                                          ----
               if any, by which the price required to be paid by Purchaser to the Geary Outside Partners under the Geary Option exceeds the amount of $1.00 to each optionor and (y) any out-of-pocket costs incurred by Purchaser (including but not limited to reasonable attorneys' fees and court costs) in enforcing Purchaser's rights to acquire the Geary Outside Interests; provided, however, that Purchaser shall not exercise any rights and remedies under the Geary Option without first giving Seller written notice and a period of twelve (12) months within which to cause the Geary L.P. Closing to occur in accordance herewith. If Seller shall not, within said period of time, cause the Geary L.P. Closing to occur in accordance herewith, then Purchaser shall have the right, but not the obligation, to receive the Geary Holdback Amount as liquidated damages in lieu of prosecuting to completion any action to enforce Purchaser's rights under the Geary Option. At the Geary G.P. Closing, all prorations and credits that are based on obligations of the Geary Partnership shall be determined as though Purchaser were acquiring a 100% economic interest in said Partnership at the Geary G.P. Closing. At the Geary L.P. Closing, there shall be no further prorations or credits;

               (q) Purchaser shall receive a credit at each Closing in the amount of the cost of all work that has not yet been performed or has not yet been paid for as of the date of said Closing under any construction contracts to which the applicable Property Partnership is a party, in accordance with the construction contracts identified in Exhibit UU hereto. The payment of stages of the work shall be evidenced by paid receipts, contractors' sworn statements, and lien waivers, and the completion of the work shall be evidenced by a certificate from the supervising architect, or such other evidence of payment and completion as shall be satisfactory to Purchaser in the exercise of Purchaser's reasonable judgment.

     Except with respect to general real estate and personal property taxes (which shall be reprorated upon the issuance of the actual bills, if necessary), any proration which must be estimated at any Closing shall be reprorated and finally adjusted as soon as practicable after the applicable Closing Date; otherwise, all prorations shall be final.

          D.   Closing Costs
               -------------

                    (i) Each party shall be responsible for its own legal counsel and (subject to Section 11 below) all real estate commissions it incurs. Seller shall be responsible for all other costs incurred (including any prepayment fees) to repay any liens other than the Assumed Debt and Permitted Exceptions, and other expenses due from or incurred by Seller in connection with the transaction (including one-half of any loan assumption fees and expenses, if any, regarding the Prudential Debt). Purchaser shall pay one-half of any loan assumption fees and expenses relating to the Prudential Debt. Any out-of-pocket fees of the Trustee, CMC, the Surety, or Swiss Bank or any issuers of Property Bonds in connection with the Consent Agreements relative to the CentRe Financing (including the underlying Property Bonds) and the satisfaction of the conditions precedent to Closing set forth in Sections 10D through 10J of this Agreement shall be shared equally by Purchaser and Seller. Neither Seller nor Purchaser shall have any obligation to pay any assumption fees, consent fees, prepayment premiums or similar fees charged by CMC, the Surety or Swiss Bank in connection with the Third Party Withdrawals or the withdrawal of any other Property Bonds from any of the CRITEF Trusts.

                    (ii) Purchaser and Seller shall each pay 50% of title insurance and recording costs (including the costs of title endorsements) at each Closing, provided that Seller shall not be obligated to pay an amount in excess of $275,000 with respect to said title insurance costs (including the cost of title endorsements). It is anticipated that no transfer taxes or excise taxes will be payable based in the transfer of the Partnership Interests, other than (to the extent required by applicable law) in the State of Washington, where such amounts shall be paid solely by Seller.

                    (iii) Purchaser shall pay for its own legal counsel and its own due diligence activities, including engineering, environmental reports and lease and expense audits. Seller shall pay for its own legal counsel.

                    (iv) Seller shall be entitled to retain all insurance proceeds with respect to the damage described on EXHIBIT NN attached hereto, provided that Seller provides Purchaser with evidence that the restoration of said damage has been completed and paid for in full by Seller.

     7.   CASUALTY LOSS AND CONDEMNATION
          ------------------------------

     If, prior to Closing, any Property or any part thereof shall be condemned, or destroyed or damaged by fire or other casualty (i) Purchaser shall be entitled to receive at Closing, subject to mortgagee's rights, the condemnation proceeds or settle after Closing the loss under all policies of insurance applicable to the destruction or damage and/or receive the proceeds of insurance applicable thereto, and Seller shall, at Closing and thereafter, execute and deliver to Purchaser all required proofs of loss, assignments of claims and other similar items, (ii) Purchaser shall receive at Closing a credit against the Stage 1 Cash Balance, the Prudential Cash Balance or the Stage 2 Cash Balance, as the case may be, in an amount equal to any deductible(s) and uninsured amounts applicable thereto, and (iii) in the case of damage or destruction by fire or other casualty, there shall be withheld from the Stage 1 Cash Balance, the Prudential Cash Balance or the Stage 2 Cash Balance, as the case may be, an amount (the "Holdback Amount") equal to 110% of the total cost of repair, less the amount of any insurance proceeds held by said mortgagees and any credits given to Purchaser at Closing for any deductibles or uninsured amounts and less the cost of all such work theretofore completed and paid for by Seller (as indicated by lien waivers, sworn statements and such architect's certificates as would reasonably be required by an institutional construction lender). The Holdback Amount shall be held in a strict joint order escrow account with the Title Insurer. Upon Purchaser's actual receipt of any casualty insurance proceeds with respect to the casualty in question, the corresponding amount shall be released to Seller from the escrow account in which the Holdback Amount is held, it being understood that all such insurance proceeds shall be the property of Seller, subject to the terms hereof. In performing any repair or restoration work that was not completed and paid for prior to Closing, Purchaser shall first apply the amount of any insurance proceeds actually received by Purchaser and an amount equal to any credit received at Closing for any deductibles or uninsured amounts, and thereafter shall be entitled to have the Holdback Amount disbursed to Purchaser from escrow to compensate Purchaser for
(i) any remaining costs of said repair or restoration work and (ii) an amount equal to the lost rental income from the units that were rented at the time of the casualty and were removed from service by the casualty, for the period from and after the Closing through and including the date on which the units are rendered rent ready, based upon the monthly rental income rates for said units immediately prior to the casualty. Any amounts remaining in the said escrow, after the repair or restoration work is completed and any amounts to which Purchaser is entitled under the preceding sentence have been disbursed to Purchaser, shall be disbursed from said escrow to Seller, after the payment of all reasonable fees and charges of the escrowee. Subject to mortgagee's rights, Purchaser shall have the reasonable right to determine the scope of the repair and restoration work (as may be required to restore the applicable Property to the condition immediately prior to the casualty) and the identity of all contractors and architects engaged in connection therewith. In the event of a condemnation of one of the Properties, Seller's settlement or conduct of any condemnation case prior to the applicable Closing shall be subject to Purchaser's prior approval, which shall not be unreasonably withheld, conditioned or delayed, and Seller shall assign to Purchaser at said Closing all rights in connection with any pending condemnation action or award.

     8.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          A. Except as provided in EXHIBIT OO attached hereto, Seller represents and warrants to Purchaser that the following are true and correct as of the date of this Agreement:

                    (i) Neither Seller nor any of the Partnerships has entered into any agreement to lease (except as shown on the rent roll attached hereto as EXHIBIT J (the "Rent Roll")) or sell, or dispose of its interest in the Properties or any part thereof, except for this Agreement and leases entered into in accordance with this Agreement.

                    (ii) Attached hereto as EXHIBIT O is a schedule of all of Seller's (and the Partnerships') insurance policies (exclusive of CAPREIT's corporate insurance policies not providing coverage at the Property level, and exclusive of any insurance policies owned by CAPREIT or its affiliates that are not the subject of this Agreement), together with a claims history with respect to each of the Properties from and after the later of (i) February 1, 1994 and (ii) the date of CAPREIT's acquisition of any direct or indirect ownership interests in said Property. EXHIBIT O contains a true and complete list of all insurance policies owned by or on behalf of Seller with respect to the Properties or any part thereof. Neither Seller nor any of the Partnerships has received written notice that such policies are not in full force and effect. No written notice has been received by Seller or any of the Partnerships from any insurer with respect to any defects or inadequacies of all or any part of the Properties or the use or operation thereof, which have not been cured or corrected.

                    (iii) Except as provided on EXHIBIT P, and with the exception of any actions to dispossess tenants or collect back rent (a schedule of which actions is attached hereto as EXHIBIT PP), there is no action, proceeding or investigation pending or to Seller's knowledge, threatened in writing and received by Seller or any of the Partnerships, against Seller, any of the Partnerships or the Properties or any part thereof before any court or governmental department, commission, board, agency or instrumentality.

                    (iv) Except as provided on EXHIBIT P, neither Seller nor any of the Partnerships has received from any governmental authority written notice of any violation of any zoning, building, fire or health code or any other statute, ordinance rule or regulation applicable (or alleged to be applicable) to the Properties which remain uncured. Purchaser agrees to assume the risk of any such notices that are received by Seller or the Partnerships from and after the date hereof.

                    (v) The Service Contracts described on EXHIBIT K attached hereto comprise every Service Contract which affects the Properties or to which

          Seller or any of the Partnerships is a party and which will bind Purchaser after Closing. Neither Seller nor any of the Partnerships has given or received a written notice of an uncured default under the terms of any Service Contract.

               (vi) Except as set forth on Schedule QQ, to Seller's knowledge, Seller and the Partnerships have no patents, trademarks or trade names which are used by Seller or the Partnerships with respect to any Property. There is no claim pending or to Seller's knowledge, threatened in writing and received by Seller or any of the Partnerships against Seller or any of the Partnerships with respect to any alleged infringement of any patent, trademark or trade name owned by another. Seller shall retain all rights to the name "CAPREIT" and any associated logos, and (after each Closing) the Partnerships shall have no right to the use of the name CAPREIT, provided that Purchaser is hereby granted a license to continue the use of the name "CAPREIT" on existing signs, brochures and the like (with the specific exception of any flags, which shall be removed by Seller prior to the applicable Closing) in connection with any Property and under existing advertising for a period of 120 days following the Closing, provided that Purchaser and Seller shall cooperate in facilitating the transition as promptly and in less time than 120 days, if reasonably possible. At the end of said transition period, Seller shall have the right to remove all signs, promotional materials and other materials bearing the name "CAPREIT" or associated logos.

               (vii) Seller and each of the Partnerships is duly organized, validly existing and qualified and empowered to conduct its business, and has full power and authority to enter into and fully perform and comply with the terms of this Agreement. Neither the execution and delivery of this Agreement nor its performance by Seller will materially conflict with or result in the material breach of any contract, agreement, law, rule or regulation to which Seller is a party or by which Seller is bound. Subject to laws affecting creditors' rights and equitable relief generally, this Agreement is valid and enforceable against Seller in accordance with its terms and each instrument to be executed by Seller pursuant to this Agreement or in connection herewith will, when executed and delivered, be valid and enforceable against Seller in accordance with its terms. Except to the extent that consents may be required from the issuers of the Property Bonds, CMC, the Surety or Swiss Bank, no consents are required from any governmental agency in connection with the transfer of the Partnership Interests to Purchaser in accordance with this Agreement.

               (viii) Except as set forth on EXHIBIT RR, neither Seller nor any of the Partnerships has received any written notice within 6 months prior to the date hereof of any plan, study or effort by any governmental authority or agency which in any way affects or would affect the present use or zoning of any of the Premises or of any existing, proposed or contemplated plan to widen, modify or realign any street or highway or any existing, proposed or contemplated eminent domain proceedings that would affect the Premises in any way whatsoever; except as disclosed in the material previously furnished to Purchaser by Seller in connection with the potential street widening or street realignment (and matters relating thereto) at Ocean Walk.

               (ix) The Rent Roll sets forth all Leases as of September 23, 1997, with the exception of the information relative to the Geary Property which shall be dated as of September 30, 1997. Each tenant under the Leases is a bona fide tenant in possession or has a right to possession of the premises demised thereunder pursuant to the Leases. Each of the Leases is in effect, and, except as disclosed on the Rent Roll, has not been assigned, modified, amended or rescinded by the landlord (other than collateral assignments in connection with the Existing Loans), and the rights of each lessee thereunder are as tenants only. No tenant under any Lease has any ownership interest or option or right of first refusal to acquire any ownership interest in any Property, and none has any right or option to renew or extend the Lease term or to terminate the Lease, except as provided in its Lease, under applicable laws and/or as described in the Rent Roll. No commissions to any broker or leasing agent are due or will become due on account of any of the Leases. As of the date of the Rent Roll, no monetary default exists on the part of the tenant under any of the Leases, other than as set forth on the delinquency report attached to the Rent Roll. The Rent Roll discloses all security and other deposits made by each of the tenants under the Leases which have not been applied, and no tenant is or was entitled to any rebate or concession which is not disclosed in the Rent Roll, other than as set forth on a schedule attached to the Rent Roll. Seller has not received any advance payment of rent (other than for the current and next month) on account of any of the Leases except as shown in the Rent Roll. There are no written or oral leases or tenancies affecting any Property other than those listed in the Rent Roll.

               (x) A true, correct and complete copy of all notes, mortgages, loan agreements and other financing documents relating to the Assumed Debt and any other debt obligation of the Partnerships other than the Prepayable Debt (as defined in Section 10(D) hereof) have been delivered to Purchaser. A true and correct listing of all such documents for the Assumed Debt ("Loan Documents") are attached to this Agreement as EXHIBIT S. As of August 31, 1997, the outstanding principal balance of each of the Existing Loans, all accrued interest as of the date hereof, and all escrows, reserves, impound accounts, deposits and other funds being held by CMC, the Surety or Swiss Bank in connection with the CentRe Financing or by any bond trustees, mortgage holders or other entities in connection with the Property Mortgage Loans or the Property Bonds, are identified on EXHIBIT T attached hereto. Neither Seller nor any of the Partnerships has received any written notice of default on the part of the borrower under the Existing Loans, and Seller has no knowledge of any event or condition which, with the giving of notice, passage of time or both could constitute a material default.

               (xi) From and after December 4, 1996, all reports submitted by or on behalf of Seller or any of the Group A Partnerships or the Group C Partnership, to any person pursuant to the terms of any Bond Documents or to any governmental authority certifying the status of low and moderate income tenancies at the Property were true and correct as of the time submitted. From and after December 4, 1996, to Seller's knowledge, Seller, the Group A Partnerships and the Group C Partnership have been in compliance in all material respects with all covenants and requirements contained in the Bond Documents, other than the Bond Documents relating to the Third Party Bonds (but, in such case, only to the extent that there are no defaults under the CentRe Financing Documents to which Purchaser is taking subject, which relate to the Third Party Bonds). From and after December 4, 1996, neither Seller, nor any of the Group A Partnerships or the Group C Partnership has received any material, adverse notice from the Internal Revenue Service, the Securities Exchange Commission or any other federal or state governmental agency concerning the Property Bonds, the Bond Documents, the Floater Certificate, the Subordinate Certificates or the Residual Certificates.

               (xii) Neither Seller nor any of the Partnerships control any homeowner's associations. A schedule of all homeowner's associations of which Seller or any of the Partnerships is a member is set forth in EXHIBIT SS attached hereto.

               (xiii) EXHIBIT I is a true and correct list of all Personal Property owned by the Partnerships. Subject to any security interests in connection with the Existing Loans and the Permitted Title Exceptions, the applicable Partnerships own good title to the Personal Property, free and clear of liens, claims or encumbrances of any kind other than the Existing Loans.

          B. Seller represents and warrants to Purchaser that the following are true and correct as of the date of this Agreement with respect to each of the Property Bonds:

                      (i) To Seller's knowledge, the applicable Series Trust is the sole owner of, and has good and marketable fee simple title to said Property Bonds free and clear of all liens and encumbrances, other than liens and encumbrances in favor of CMC, Swiss Bank or the Surety in connection with the CentRe Financing. To Seller's knowledge, the applicable Series Trust has not entered into any agreement to lease, sell, participate, assign mortgage or otherwise encumber or dispose of its interest in the Property Bonds or any part thereof, and, other than in connection with the Third Party Withdrawals, Seller has not attempted to effectuate the withdrawal of any of the Property Bonds from any of the Series Trusts. To Seller's knowledge, the Series Trusts have been since their formation and continue to be treated for federal income tax purposes as partnerships and not as corporations or associations taxable as corporation;

                     (ii) Except as set forth on EXHIBIT TT, there is no action, proceeding or investigation pending or to Seller's knowledge threatened against Seller or, to Seller's knowledge, any of the Series Trusts before any court or governmental department, commission, board, agency or instrumentality relating to or affecting the Property-level mortgage loan to which the Property Bonds relate (a "Property Mortgage Loan"), which, if successful, would have a material adverse effect on the CentRe Financing, any of the Series Trusts, any Property Bonds, or any Property Mortgage Loans.

          C. Seller represents and warrants to Purchaser that the following are true and correct as of the date of this Agreement with respect to the Partnerships, the Partnership Interests and the Residual Certificates:

                     (i) To Seller's knowledge, each Partnership has obtained and kept in force any materially necessary licenses to carry on its business now conducted in any state, including the state in which any Properties owned by said Partnership are located. Any materially necessary business certificates or fictitious name certificates, or both, required to be filed by the Partnerships under the laws of any state have been duly filed and are in full force and effect in accordance with the respective terms thereof.

                     (ii) EXHIBIT W attached hereto, and by this reference made a part hereof, sets forth the principal place of business and chief executive office of each of the Partnerships and each of the owners of the Partnership Interests as of the date hereof.

                     (iii) Seller has delivered to Purchaser complete and correct copies of the limited partnership agreements (and all amendments thereto) for each of the Partnerships, a schedule of which is attached hereto as EXHIBIT X.

                     (iv) Except as otherwise disclosed herein, none of the Property Partnerships has any "Subsidiaries." As used in this Agreement, the term "Subsidiary" of any "Person" means any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either directly or through or together with another subsidiary of such Person) owns any of the capital stock or other equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity. As employed herein, the term "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

                     (v) Except as set forth in EXHIBIT Y and as otherwise disclosed in this Agreement, and with the exception of Liens in favor of CMC, the Surety,

          Swiss Bank or CS First Boston (as the same has been assigned to State Street Bank and Trust Company, as Trustee for CS First Boston Mortgage Corporation Multi-Family Mortgage Pass-Through Certificates Series 1994-M1) in connection with the Existing Loans, all partnership interests in the Partnerships are owned by the persons and entities referred to in the Recitals to this Agreement or identified in EXHIBITS A through D attached to this Agreement (including, without limitation, the Group A Outside Partners and the Group C Outside Partners) and shall be transferred to Purchaser (either directly by Seller or, in the case of the Group A Outside Interests, upon exercise of the Group A Options by Purchaser) upon the consummation of the applicable Closing, free and clear of all "Liens" (as such term is hereinafter defined), and CRITEF (Maryland) owns all of the Residual Certificates free and clear of all Liens. The sole subsidiary of CRITEF (Delaware) is CRITEF (Maryland). The sole Subsidiaries of CRITEF (Maryland) are as set forth in the Recitals to this Agreement. None of the Property Partnerships owns any real property other than the Property identified in EXHIBITS A, B, C and D hereof, and none of the Property Partnerships owns any personal property other than personal property incidental to the operation of said real property. As employed herein, the term "Lien" means any pledge, claim, lien, charge, encumbrance, hypothecation or security interest of any kind or nature whatsoever.

                    (vi) None of the Partnership Interests is subject to any option (with the exception of the Group A Options referred to in Recital G hereof and, in the case of the Group C Partnership, the right of the general partner to acquire the interests of the limited partners pursuant to the terms of the partnership agreement), right of first refusal, purchase agreement, put, call or other right to purchase, and none of the Partnerships is obligated to issue additional Partnership units or to distribute additional Partnership Interests to any parties whatsoever.

                    (vii) None of the Property Partnerships has sold any securities from and after December 5, 1996. CRITEF (Maryland) either has not sold any securities (other than the interests which are reflected in the Recitals to this Agreement) or otherwise has not been obligated to file any reports, schedules, forms, statements and other documents with the SEC through the date hereof.

                    (viii) Seller has furnished Purchaser with a copy of certain audited financial statements for fiscal year 1996, together with certain unaudited financial statements for the first eight (8) months of 1997; provided that the financial statements for 1997 shall be subject to normal and customary audit adjustment. A copy of said audited and unaudited financial statements is attached hereto as EXHIBIT WW. The most recent such audited financial statements are referred to herein as "Seller's Current Financial Statements." Seller's Current Financial Statements are true, correct and complete in all material respects and do not fail to state any material fact necessary to make the statements not misleading.

                    (ix) None of the Partnerships has any employees. All employees working at the Properties are employees of the respective management company (or of CAPREIT L.P.), with the exception of the Geary Property, where the employees, to Seller's knowledge, are employed by Oakwood Management Company.

                    (x) EXHIBIT Z attached hereto identifies all management, agreements (collectively, the "Management Agreements") to which any of the Partnerships is a party, it being agreed that with the exception of the management agreement for the Geary Property, the Management Agreements shall be terminated, on or before the Closing applicable to said Partnership, by Seller without cost to Purchaser.

                    (xi) Except as set forth on EXHIBITS P and PP, there is no suit, action or proceeding pending or to Seller's knowledge, threatened in writing and received by Seller against or affecting any of the Partnerships. To Seller's knowledge, EXHIBIT P attached hereto sets forth each and every claim (whether insured or not), equal employment opportunity claim, and claim relating to sexual harassment and/or discrimination pending or threatened in writing as of the date hereof against any of the Partnerships.

                    (xii) None of the Property Partnerships is currently a party to any agreement, written or oral, recorded or unrecorded, for the sale, option or other transfer of any of the Properties or any portion thereof, other than this Agreement and the Permitted Exceptions.

                    (xiii) EXHIBIT BB attached hereto is a true, complete and correct list of all "Contracts" (as such term is hereinafter defined) to which any of the Partnerships is a party, other than the Management Agreements, Leases and Service Contracts identified on EXHIBITS J, K and Z or otherwise identified in this Agreement. As employed herein, the term "contract" means any and all non-completed written agreements, of every kind and to which a Partnership is a party or by which a Partnership is bound, including, without limitation, construction contracts, architects' agreements, service agreements, consulting agreements (including, without limitation agreements concerning property tax consulting or appeal services ("Tax Appeal Agreements")), incentive compensation agreements and employment agreements of any kind. To Seller's knowledge, none of the Partnerships is currently a party to any material non-completed oral agreements relating to the Properties which are or will be binding on the Properties, the Partnerships or Purchaser. Seller has delivered or caused to be delivered to the Purchaser true and correct copies of the contracts not excluded under the first sentence of this clause. EXHIBIT UU sets forth the status, in terms of stage of completion, total cost and scope of work, and amount paid to date, of all construction contracts. With respect to the Tax Appeal Agreements identified in Exhibit BB: (i) to the extent such agreements relate to taxes for any year prior to the year in which the applicable Closing occurs, Seller shall have the right to control such appeal matters in its sole discretion, and shall be entitled to any proceeds therefrom attributable to such year(s); and (ii) to the extent such agreements relate to taxes for the year in which the applicable Closing occurs, Seller shall have the right to control such appeal matters provided that Seller shall provide Purchaser with copies of all related correspondence and documentation upon Seller's receipt of same and shall obtain Purchaser's approval, which approval shall not be unreasonable withheld, conditioned or denied, in connection with any actions or decisions related thereto; the proceeds for the year in which the Closing occurs shall be prorated in accordance with Section 6(C)(i)(a). Seller shall have no right to prosecute any tax appeals for any year after the year in which the applicable Closing occurs.

                    (xiv) To Seller's knowledge, as of the date hereof, each of the Partnerships has filed all tax returns and reports required to be filed by it (after giving effect to any filing extension from a "Governmental Entity" (as such term is hereinafter defined) having authority to do so) and has paid (or CAPREIT has paid on its behalf) all Taxes (as defined below) shown on such returns and reports as required to be paid by it. To Seller's knowledge, none of the Partnerships has, or will have at Closing, any liability for Taxes relating to any period prior to Closing, with the exception of real estate for which a credit is being provided hereunder. To Seller's knowledge, no unpaid deficiencies for any Taxes have been proposed, asserted or assessed against any of the Partnerships, and no requests for waivers of the time to assess any such Taxes are pending. As used in this Agreement, "Taxes" shall include all federal, state, local and foreign income, property, sales, franchise, employment, excise and other taxes, tariffs or governmental charges of any nature whatsoever, together with penalties, interest or additions to tax with respect thereto. As employed herein, the term "Governmental Entity" shall mean any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign. As employed herein, the term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                    (xv) To Seller's knowledge, each of the Partnerships has been since its formation and continues to be treated for federal income tax purposes as a partnership and not as a corporation or an association taxable as a corporation.

          D. Seller represents and warrants to Purchaser that, as of each applicable Closing, each of the warranties and representations set forth in Sections 8(A), 8(B) and 8(C) above shall be true, complete and correct in all material respects except for changes in the operation of the applicable Properties occurring prior to said Closing which are specifically permitted by this Agreement, and except for matters outside Seller's control, and that all management contracts pertaining to the applicable Properties, other than the management agreement for the Geary Property, shall have been terminated effective as of Closing. A change of circumstances that renders untrue any of the foregoing representations and warranties (to the extent provided in this Agreement) shall constitute a failed condition to Closing, but shall not constitute a breach of this Agreement by Seller, provided that Seller notifies Purchaser promptly following Seller's knowledge of any such change and provided that such change shall not result from matters which are caused by Seller; provided, however, that to the extent that a change of circumstances which may be within Seller's control but was not caused by Seller renders untrue any of the foregoing representations and warranties, Seller shall not be obligated to incur any out-of-pocket costs or expenses to cure such failure of condition to Closing.

          E. The foregoing warranties and representations of Seller shall survive the execution and delivery of this Agreement, the Closing and delivery of all documents and any and all performances in accordance with this Agreement for nine (9) months following the Stage 2 Closing; provided, however, that the warranties and representations of Seller contained in Sections 8(C)(iii), 8(C)(iv), 8(C)(v), 8(C)(vi), 8(C)(xii), 8(C)(xiv), and
     8(C)(xv), shall survive the Closings indefinitely. Notwithstanding the foregoing, if Purchaser has knowledge that a given representation or warranty of Seller is untrue to any extent as of Closing (the extent to which said representation or warranty was known by Purchaser to be untrue is referred to herein as the "Known Non-Compliance"), and Purchaser nevertheless proceeds with the Closing, then Purchaser shall be deemed to have waived all claims against Seller with respect to such representation or warranty but only to the extent of the Known Non-Compliance. For purposes hereof, Purchaser shall be deemed to have knowledge that a given representation or warranty is untrue as of Closing if and to the extent that such fact was actually known at Closing by Bruce Strohm, David Neithercut, Alan George, Michael Schwaab or Yasmina Rahal, Errol Halperin or Ross Green without duty of inquiry, provided that the burden of proving such knowledge shall reside with Seller; and provided that none of said individuals have any liability to Seller under this Agreement.

          F. Purchaser represents and warrants to Seller as follows, and such representations and warranties are true on the date hereof and shall be true on the Closing Date:

                    (i) Except as expressly set forth in this Agreement, Seller makes no representation, warranty or covenant of any kind with respect to the Property, any environmental conditions at, or with respect to, the Property, the site or physical conditions applicable to, or with respect to, the Property, the zoning regulations or other governmental requirements applicable to, or with respect to, the Property, the Leases or any other matters affecting the use, occupancy, operation or condition of or with respect to the Property. Purchaser has inspected the Property and, as a result of such inspection and in reliance on Seller's representations, warranties and covenants expressly provided for in this Agreement has determined to purchase the Property. Subject to Seller's representations, warranties and covenants in this Agreement, at each respective Closing, Purchaser shall accept the Property "AS IS," "WHERE IS" and "WITH ALL FAULTS" (whether detectable or not) on the corresponding Closing Date, without any reduction in the Purchase Price for any change in the physical or financial condition occurring from and after the date hereof, Purchaser acknowledges and agrees that
          (i) except as provided herein, neither Seller nor its employees and representatives nor any other person has made any representation, warranty or covenant, express or implied, with respect to the Property, the fitness, merchantability, suitability or adequacy of the Property for any particular purpose, any environmental condition at or with respect to the Property, the site or physical conditions applicable to or with respect to the Property, the zoning regulations or other governmental requirements applicable to or with respect to the Property, the Leases or any other matters affecting the use, occupancy, operation, ownership or condition of or with respect to the Property, and (ii) neither Seller nor its employees and representatives nor any other person will have, or be subject to, any liability to Purchaser or any other person resulting from the distribution to Purchaser, or Purchaser's use of, any information pertaining to the Property which is not specifically set forth in this Agreement (including all EXHIBITS hereto). Without limiting the generality of the foregoing, Purchaser further acknowledges and agrees that except as provided herein, no representation, warranty, covenant or indemnity has been made or will be given to Purchaser or any other person in respect of any environmental liability with respect to any dangerous, toxic or hazardous wastes, materials, pollutants or substances ("Hazardous Materials"), as such terms are defined in federal, state and local environmental laws and regulations, including, without limitation, the United States Comprehensive Environmental Response, Compensation and Liability Act 1980, as amended (collectively, "Environmental Laws"). Purchaser also acknowledges that Purchaser has had sufficient opportunity to conduct such investigations of and with respect to the Property as it had deemed necessary and advisable. Except for the representations and warranties set forth in this Agreement, Purchaser has not been induced by, and has not relied upon, any representation, warranty or statement made by Seller or any officer, agent, representative, employee, broker or other person representing Seller. Purchaser's representations set forth in this Section shall survive the Closing.

                    (ii) Purchaser is duly organized, validly existing and qualified and empowered to conduct its business, and has full power and authority to enter into and fully perform and comply with the terms of this Agreement. Neither the execution and delivery of this Agreement nor its performance by Purchaser will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Purchaser is a party or by which Purchaser is bound. This

          Agreement is valid and enforceable against Purchaser in accordance with its terms and each instrument to be executed by Purchaser pursuant to this Agreement or in connection herewith will, when executed and delivered, be valid and enforceable against Purchaser in accordance with its terms.

                    (iii) Equity Residential Properties Trust ("EQR") is the sole general partner of Purchaser. The majority of the interests in real property that are owned directly or indirectly by EQR are owned through EQR's ownership interests in Purchaser.

                    (iv) There is no action, proceeding or investigation pending or, to Purchaser's knowledge, threatened in writing and received by Purchaser, before any court or governmental department, commission, board, agency or instrumentality, nor are there any contingencies or other matters which, if decided adversely to Purchaser, would impair Purchaser's ability to perform its obligations under this Agreement.

The foregoing representations and warranties of Purchaser shall survive the execution and delivery of this Agreement, the Closings and the delivery of all documents and any and all performances in accordance with this Agreement for a period of nine (9) months following the consummation of the Stage 2 Closing, except for the representation in Section 8(F)(i) and (ii), which shall survive the Closings indefinitely.


     9.   INDEMNIFICATION
          ---------------

          A. CAPREIT and Apollo Real Estate Investment Fund, L.P. ("AREIF") (to the extent provided in Section 9(E) below, the "Indemnitors") hereby agree to indemnify, defend, protect and save and hold harmless Purchaser, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), their Subsidiaries and affiliates (including, without limitation, the Partnerships), and their respective successors and assigns, and the officers, directors, trustees, partners, shareholders, managers, members, agents and employees of any of the foregoing (collectively, the "Indemnitees") from and against any suit, demand, claim, cause of action, loss, damages (excluding consequential damages), injury, fine, penalty,
                    -------------------------------
     obligation to pay money, cost, liability or expense, including investigation costs and attorneys', consultants' and expert witness fees (collectively, a "Claim") that arises, or is alleged to have arisen, from
     (A) the following obligations of any of the Partnerships arising, occurring or accruing or relating to matters occurring on or before the time at which the applicable Closing occurs (the "Closing Time"): (i) claims by employees, including, but not limited to, the matters identified on EXHIBIT P, (ii) employee claims relative to health, pension, welfare and profit sharing rights or obligations, including, but not limited to, the matters identified on EXHIBIT P, (iii) state, local and federal tax liabilities with respect to any tax year or partial tax year, (iv) tort claims in connection with injuries sustained or alleged by any party (a "Third Party") other than Purchaser and its affiliates or in connection with the negligent or otherwise tortious acts or omissions of any Partnership or its agents or employees, officers or directors, including, but not limited to, the matters identified on EXHIBIT P, (v) claims made by any Third Party for breaches of contract, (vi) violations or violations alleged by any Third Party of federal or state securities laws, (vii) claims under or with respect to, or in any way relating to matters within the scope of, any guaranties or indemnities furnished by any of the Indemnitors to the Trustee, Swiss Bank, CMC, the Surety, the holders of the Floater Certificates, or any other party in connection with the CentRe Financing,
     (viii) any contingent liabilities arising under guaranties, warranties, indemnities or other undertakings not disclosed to Purchaser in an EXHIBIT to this Agreement, (ix) any obligations or liabilities in relation to the "CRITEF Redemption Liability" (as such term is hereinafter defined), (x) the characterization of any of the Partnerships as an association taxable as a corporation for federal income tax purposes, (xi) all invoices and accounts payable, and (xii) claims by tenants under Leases, contractors under Service Contracts or utility companies, (B) any breach of any of the representations and warranties of Seller pursuant to Section 8.C. of this Agreement, (C) any defect in title to the Partnership Interests being transferred to Purchaser by any Group A Outside Partner or Group C Outside Partner, and (D) except to the extent that Purchaser would have acquired said obligations by operation of law or as a result of becoming an owner of the Property had Purchaser acquired the Properties and/or the Residual Certificates by deed and bill of sale in lieu of acquiring the Partnership Interests, any other obligations of any of the Partnerships (or of any other Subsidiary of CAPREIT or CAPREIT L.P.) arising, occurring, accruing, or relating to matters occurring on or before the Closing Time. Notwithstanding anything to the contrary herein contained, Purchaser shall not have the right to, and shall not be entitled to, claim reimbursement or coverage under the foregoing indemnification, to the extent that Purchaser received a credit therefor at Closing. In no event shall the provisions of
     Section 9(A)(D) be construed to extend the survival period on Seller's representations and warranties contained in Section 8(E) of this Agreement, nor shall any of the Indemnitees be entitled to bring a claim under Section 9(A)(B) hereof after the date, if any, on which the representation or warranty to which such claim relates shall have expired pursuant to Section 8(E) hereof.

          B. Upon demand made by an Indemnitee to any Indemnitor with respect to any Claim, said Indemnitor shall be obligated, within twenty (20) days following said demand, to either (i) pay said Claim on behalf of, and without cost to, said Indemnitee, or (ii) assume the defense of the Claim on behalf of the Indemnitees, unless both the Indemnitors and the Indemnitees are named in the same litigation and representation of them by the same counsel would be inappropriate. Subject to the foregoing, the indemnifying party shall have the right to conduct and control the defense of any Claim for which it is providing indemnification by counsel it selects, provided that said counsel, and the conduct of the defense, shall be subject to the reasonable approval of the party being indemnified. Except in cases of conflicts of interest among the Indemnitees, the Indemnitors shall not be required to provide or pay for more than one law firm to represent the Indemnitees in connection with any given case or claim, and even in a case or claim where there are conflicts of interest among the Indemnitees, (i) the Indemnitors shall in no event be required to provide or pay for more than three law firms to represent the respective Indemnitees or groups of Indemnitees in connection with said case or claim, and (ii) Purchaser shall cooperate reasonably with the Indemnitors in an effort to minimize the number of law firms required to represent the Indemnitees in connection with said case or claim. The party being indemnified shall cooperate fully in the defense of the Claim and shall provide access to all information, documents and witnesses pertinent to the Claim that are under its control. The indemnifying party shall have the right, in its sole discretion, to compromise, settle or otherwise dispose of any Claim for which it has accepted and is providing indemnification pursuant to this Agreement; provided that (i) said settlement does not obligate the indemnified party to do or refrain from doing anything, other than making a lump-sum monetary payment to the plaintiffs (which payment shall be made on behalf of the indemnified party by, and at the sole cost and expense of, the indemnifying party), and entering into a mutual release with plaintiffs, which instrument shall be subject to the indemnified party's reasonable review and approval and shall not impose any obligations that this Agreement precludes from being imposed and shall not require the indemnified party to make any admission of wrongdoing or fault, (ii) said settlement will not be a matter of public record and the fact of said settlement will not tend to prejudice the conduct of other matters in which the indemnified party is or may be a defendant, and (iii) the indemnifying party provides the indemnified party with evidence, satisfactory to the indemnified party, that the indemnifying party possesses sufficient funds to fully pay for any such settlement; provided, however, that the indemnified party shall be informed of all material settlement offers and be given a reasonable opportunity to comment on same.

          C. If the Indemnitors do not timely pay the Claim or assume the defense of the Claim in accordance herewith, the party entitled to indemnification hereunder shall have the right to pay said Claim or take over the defense of said Claim and to settle said Claim on any terms it deems reasonable, provided that (i) the party entitled to indemnification shall first have given the Indemnitors an additional five (5) business days prior written notice, after the expiration of the twenty (20) day period provided in Section 9(B) above, and the Indemnitors shall not have paid the Claim or assumed the defense of the Claim within said additional period of five (5) business days, and (ii) the indemnified party shall notify the Indemnitors prior to agreeing to the terms of any settlement. Any such settlement (and the costs and expenses incurred in defending and/or selling the Claim) shall be valid as against the Indemnitors for the purposes of the Indemnitors' indemnity obligations, and the Indemnitors shall pay or reimburse said amounts to the applicable Indemnitees on demand.

          D. All amounts due to Purchaser under this Section 9 shall bear interest from the date due until the time paid at the Citibank "Prime Rate," plus four percent per annum. The payment of said interest shall not, however, authorize Seller to defer the payment of amounts otherwise due hereunder.

          E. (1) All of the obligations under this Section 9 shall survive each Closing, the delivery of all documents and any and all performances in accordance with this Agreement, without limitation as to time or, except as expressly provided below, amount.

               (2) As employed in this Agreement, the term "Indemnitors" shall mean (i) CAPREIT, at all times prior to the occurrence of an AREIF Trigger Event, and (ii) CAPREIT and AREIF, jointly and severally, at all times after an AREIF Trigger Event has occurred. At such time, if any, as AREIF shall become an Indemnitor by operation of the preceding sentence, AREIF shall, without further action by any party, become jointly and severally liable with CAPREIT with respect to any claims previously brought against CAPREIT under this Article 9, in addition to any claims thereafter brought against the Indemnitors (or either of them) under this Article 9. In addition, if AREIF becomes an Indemnitor by operation of this Section, then AREIF shall be liable and responsible for all of the representations, warranties and covenants of CAPREIT under this Agreement. As employed herein, subject to Section 9(E)(3) below, the term "AREIF Trigger Event" shall mean the occurrence of either of the following: (i) the net worth of CAPREIT shall at any time fall below $50,000,000 (a "Net Worth Trigger Event"); or (ii) any cash or other assets of CAPREIT shall at any time from and after the Stage 1 Closing have been distributed by CAPREIT to or for the benefit of AREIF or AREIF's Subsidiaries or "Affiliates." As employed herein, an "Affiliate" of AREIF shall mean any person or entity controlling, controlled by or under common control with AREIF.

               (3) In no event shall the liability of CAPREIT and/or AREIF under this Section 9 exceed the sum of the following amounts: (i) the Stage 1 Cash Balance and the Stage 1 Additional Payment (if the Stage 1 Closing has occurred) plus (ii) the Stage 2 Cash Balance, the Earnest Money, the
                   ----
     Stage 1 Contingent Purchase Price and the Stage 2 Additional Payment (if the Stage 2 Closing has occurred), plus (iii) the Prudential Cash Balance
                                        ----
     (if the Prudential Closing has occurred). Furthermore, if an AREIF Trigger Event shall have occurred other than the Net Worth Trigger Event, then unless and until a Net Worth Trigger Event shall have occurred, AREIF's liability as an Indemnitor shall be limited to the aggregate amount of cash (and the net value of all other assets) that has been distributed by CAPREIT to or for the benefit of AREIF or AREIF's Subsidiaries or Affiliates from and after the Stage 1 Closing.

               (4) From and after the Stage 1 Closing and until such time, if any, as AREIF shall become an Indemnitor, CAPREIT shall furnish Purchaser, on a quarterly basis on or before the 30th day following each fiscal quarter, with a balance sheet and a statement of income, profit and loss for CAPREIT for the previous fiscal quarter, which statement shall be certified to Purchaser by an officer of CAPREIT as having been prepared in accordance with generally accepted accounting principles consistently applied and as fairly reflecting the financial condition of CAPREIT.

          F. Notwithstanding anything to the contrary herein contained, Purchaser shall be responsible for all obligations of each Partnership accruing after the Closing Time applicable to Purchaser's acquisition of the Partnership Interests in said Partnership, except to the extent that said obligations arise from any actual or alleged actions, omissions or occurrences happening on or before said Closing Time.


     10.  CONDITIONS PRECEDENT
          --------------------

     At the option of Purchaser, the obligations of Purchaser under this Agreement are contingent and conditional upon any one or more of the following, the failure as of the applicable Closing of any of which shall, at the request of Purchaser and after the return to Purchaser of the Earnest Money and (if the unsatisfied conditions relate to the Stage 2 Closing, the Stage 1 Contingent Purchase Price), render this Agreement null and void except for any obligations expressly provided in this Agreement as surviving the expiration or termination of this Agreement:

          A. Purchaser shall have received, at each closing, as applicable, the Title Insurance Policy insuring fee simple title to the Premises in the applicable Property Partnerships, subject only to the Permitted Exceptions, and otherwise in the form and condition required by this Agreement;

          B. Each and every representation and warranty of Seller is true, correct and complete in all material respects as of the applicable Closing, as the case may be relative to said Closing.

          C. As of the applicable Closing, Seller shall have performed and satisfied in all material respects each and every obligation, term and condition to be performed and satisfied by Seller under this Agreement relative to said Closing.

          D. The Properties and the Residual Certificates are currently subject to the terms of the existing liens held by the Lenders described on
     EXHIBIT VV (the "Existing Lenders") secured by the Properties ("Existing Loans"). In the case of the CentRe Financing, the term "Existing Lender" shall mean and include the Trustee, CMC, Swiss Bank, and the Surety. It shall be a condition to Purchaser's obligations to close that consent agreements ("Consent Agreements") be obtained prior to Closing with respect to the CentRe Financing and the Existing Loan from The Prudential Insurance Company of America (the "Prudential Debt") (collectively, the "Assumed Debt") and that any and all conditions set forth in said Consent Agreements shall have been satisfied. The Consent Agreements shall be in such form as shall be satisfactory to Purchaser and Seller in their reasonable judgment. Each Consent Agreement shall contain a representation by the Existing Lenders, stating that the Seller and the Partnerships are not then in default in the performance of any of their covenants, agreements or obligations under the existing Loan Documents, and that the Existing Lender has expressly consented to the transfer of the

     Partnership Interests to Purchaser subject to the Existing Loan. In addition, in the case of the CentRe Financing, the Consent Agreements shall state that no Events of Default are in existence under the CentRe Financing Documents and that Purchaser and the Partnerships have no liability in connection with any indemnities or guaranties furnished by CAPREIT, CAPREIT L.P., AP CAPREIT, Apollo Real Estate Investment Fund L.P. ("AREIF") or any other parties other than the Partnerships, including without limitation, the guaranties and indemnities referred to in Section 10G below. In the case of the Prudential Debt, Purchaser shall use all reasonable efforts to obtain the Consent Agreement and shall keep Seller advised of the progress of its attempts to obtain said Consent Agreement; and Seller agrees to render reasonable assistance to Purchaser in obtaining said Consent Agreement. In the case of the CentRe Financing, Seller shall use all reasonable efforts to obtain the Consent Agreements and shall keep Purchaser advised of the progress of its attempts to obtain such Consent Agreements; and Purchaser agrees to render reasonable assistance to Seller in obtaining such Consent Agreements. With respect to the other Existing Loans (the "Prepayable Debt"), as a condition of Purchaser to close, Seller shall cause the Existing Lenders to deliver payoff letters to Purchaser ("Payoff Letters") in form and substance reasonably satisfactory to Purchaser.

          E.  The Master Trust Agreement shall have been amended so as to:

                    (i)   delete Section 12.2(d) therefrom; and

                    (ii) modify the definition of "Maximum Residual Profit Percentage" so as to permit a transfer of interests in the "Residual Certificate Holder" to qualify as a "Timely Transfer" (as such terms are defined in the Master Trust Agreement) so long as it is made prior to the termination of the applicable Series Trust; and

                    (iii) delete the net worth requirement of Section 12.2(b)
               and the termination of the CRITEF Trusts pursuant to Section 14.5 (and the related "Mandatory Tender Event" under Section 5.2(a)(vi) upon bankruptcy of CRITEF (Maryland) or the failure of CRITEF (Maryland) to maintain the "Trustor's Required Interest").

          F.   [Intentionally Omitted]

          G. The CentRe Financing Documents shall have been amended so as to eliminate any cross-defaults or cross-references to CAPREIT, AREIF, AP CAPREIT, CRITEF (Delaware), the financial or other status of any of the foregoing, or any guaranties, indemnities or other agreements to which any of said entities are a party, including without limitation (i) a certain Process Guaranty and Indemnity, dated December 1, 1996 (the "Non-Recourse Guaranty"), made by AREIF in favor of CMC and the

     Surety; and (iii) a certain Indemnity Agreement dated as of December 1, 1996 made by CAPREIT and AREIF in favor of Swiss Bank. If required by CMC and the Surety, Purchaser shall enter into instruments in favor of CMC and the Surety, in form satisfactory to Purchaser in Purchaser's reasonable judgment, pursuant to which Purchaser would (i) guaranty the same non-recourse carve-outs that are the subject of the Non-Recourse Guaranty, but only to the extent of any actions or omissions occurring from and after the consummation of the Stage 2 Closing, and (ii) undertake to CMC and Zurich to provide CMC or Zurich with a letter of credit in the amount of $2,000,000 as "Additional Collateral" (as such term is defined in the CMC Reimbursement Agreement) during all periods from and after June 4, 1998 in which the "Debt Service Coverage Ratio" (as such term is defined in the CMC Reimbursement Agreement) is less than 1.20 to 1. Purchaser agrees, if requested by CMC as a condition of CMC's taking the actions contemplated under this Agreement, to agree not to exercise its rights under Sections 2.03(e) and (f) of the CMC Reimbursement Agreement prior to December 3, 2000.

          H. Seller shall have furnished Purchaser with an opinion of nationally recognized bond counsel ("Bond Counsel"), in the form and substance previously agreed to orally between Purchaser and Seller to the effect that under present law (i) the acquisition and ownership by Purchaser throughout the term of the Master Trust Agreement of one hundred percent of the Property Partnerships and CRITEF (Maryland), the owner of the Residual Certificates will not adversely affect the tax status of the Floater Certificates and the Subordinate Certificates; (ii) all approvals required under the CentRe Financing, the Property Bonds and the Bond Documents in connection with the transactions contemplated under the Agreement have been obtained; (iii) the exercise of the Group A Options, and the transfer to Purchaser of the Group A Outside Interests and the Group C Outside Interests at the Stage 2 Closing, the assumption of the indebtedness evidenced by the Property Bonds and the Bond Documents and the Seller's obligations under the Bond Documents will not constitute a "refinancing" within the meaning of Treasury Regulation 1.150-1 nor adversely affect the tax-exempt status of the interest payable on the Bonds for federal income tax purposes; and (iv) the consummation of the transactions contemplated hereby in the manner set forth herein will not contravene any of the provisions of the Bond Documents or the CentRe Financing Documents or any other documents relating thereto. If after reasonable efforts Seller is unable to obtain the Consent Agreement or the Bond Counsel opinion on or before the Stage 2 Outside Date, then Purchaser may elect to terminate this Agreement by giving Seller notice, in writing, prior to the Stage 2 Outside Date that Purchaser elects to terminate this Agreement. In such event, the Earnest Money shall be returned to Purchaser, at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement, with the exception of obligations expressly provided herein to survive the expiration or termination of this Agreement, and any surviving obligations relative to Closings that have previously occurred. If Purchaser fails to give timely notice of its election to terminate this Agreement as aforesaid, it shall be conclusively presumed that Purchaser has satisfied or waived the foregoing contingency. Purchaser agrees that the law firms of Orrick Herrington & Sutcliffe, Locke Purnell, Rain

     Harrell or Kutak Rock would be acceptable to Purchaser as Bond Counsel for the purposes of this Section 10H.

          I. Seller shall have obtained the written consent of the bond issuers of the Property Bonds for the Ocean Walk and Regency Woods Properties with respect to the transfers of the Partnership Interests in the Partnerships owning those Properties to Purchaser as contemplated under this Agreement. In addition, Seller shall have obtained the written consent of all issuers that have taken the position that such consent is required, upon receipt of notice, describing the transfers of Partnership Interests in the respective Property Partnerships. If any of the consents required to be obtained pursuant to this Section 10(I) have not been obtained on or before the Stage 2 Outside Date, then (if the aggregate value of the Property Bonds to which said consents relate does not exceed $30,000,000), Seller and Purchaser shall, for a period of two weeks after the Stage 2 Outside Closing Date, negotiate in good faith in an effort to reach an agreement with respect to the terms (including a price adjustment) upon which said Property Bonds may be removed from the CRITEF Trusts and the related Properties may be deleted from the scope of the Stage 2 Closing; but if for any reason Purchaser and Seller are unable to reach such an agreement within said period, or if the Existing Lenders do not release such Property Bonds from the CRITEF Trusts, either party shall have the right to terminate this Agreement upon notice to the other, in which event the Earnest Money shall be delivered to Purchaser and this Agreement shall be of no further force or effect except for obligations expressly stated to survive.

          J. The "Geary Restructuring" shall have been consummated. As employed herein the term "Geary Restructuring" shall mean the closing of the refinancing of the Property Bonds with respect to the Property owned by the Geary Partnership, as contemplated by the CentRe Financing Documents. Notwithstanding anything to the contrary herein contained, it is understood and agreed that the consummation of the Geary Restructuring is a condition precedent to the Stage 2 Closing in its entirety, not merely a condition precedent to the Geary L.P. Closing.

          K. The Third Party Withdrawals shall be fully consummated prior to the Stage 2 Closing, at Seller's sole cost and expense, with no surviving obligations whatsoever on the part of CRITEF (Maryland) or any of the other Partnerships to any parties in connection therewith; and the Third Party Bonds shall be transferred by CRITEF (Maryland), prior to the Stage 2 Closing, to an entity other than one of the Partnerships, and CRITEF (Maryland) shall have no surviving obligations in connection therewith.

          L. The CentRe Financing Documents shall have been amended so as to release the Paces working capital loan and line of credit, which was pledged to CMC and Zurich by CRITEF (Delaware) (the "Paces Loan Pledge").

Purchaser and Seller agree that the conditions precedent set forth in Sections 10(A), 10(B) and 10(C) relate to each Closing; the conditions precedent set forth in Sections 10(E), 10(G), 10(H), 10(I), 10(J), 10(K) and 10(L) are
conditions precedent with respect to the Stage 2 Closing only (other than the provisions in Section 10(H) relating to the approval of the form of the Bond Counsel opinion prior to the Stage 1 Closing); and the conditions precedent set forth in Section 10(D) relate in part to the Stage 1 Closing, in part to the Stage 2 Closing, and in part to the Prudential Closing.

     11.  BROKERAGE
          ---------

     Each party represents to the other that they dealt with no broker in connection with this transaction other than Karpf Zarrilli & Co., Inc., which was engaged by (and shall be paid by) Seller. Seller shall indemnify and hold Purchaser harmless from and against any and all claims of all brokers and finders (including Karpf Zarrilli & Co., Inc.) claiming by, through or under Seller and in any way related to the sale and purchase of the Property pursuant to this Agreement, including, without limitation, attorneys fees incurred by Purchaser in connection with such claims. Purchaser shall indemnify, defend and hold Seller harmless from and against any and all claims of all brokers and finders claiming by, through or under Purchaser and in any way related to the sale and purchase of the Property pursuant to this Agreement, including, without limitation, attorneys fees incurred by Seller in connection with such claims. Notwithstanding anything to the contrary contained in this Agreement, Seller's and Purchaser's obligations under the preceding sentences shall survive Closing or any termination of this Agreement. Each party shall pay for its own consultants.

     12.  DEFAULTS AND REMEDIES
          ---------------------

          A. Notwithstanding anything to the contrary contained in this Agreement, if (i) Seller fails to perform in accordance with the terms of this Agreement in any material respect and does not cure said failure within five (5) days following written notice thereof from Purchaser, or
     (ii) if Purchaser has knowledge (within the meaning of Section 8E of this Agreement) that Seller's representations or warranties contained in this Agreement shall not be true and correct in any material respect upon closing, then, Purchaser shall have the right to elect by written notice to Seller within thirty (30) days following such default, any one of the following remedies, which shall be mutually exclusive (and by failing to provide said notice Purchaser shall be deemed to have elected the remedy provided in clause (i) below): either (i) Purchaser may terminate the applicability of this Agreement as to future Closings, in which case the Earnest Money (and if the Stage 1 Closing has occurred but the Stage 2 Closing has not occurred, the Stage 1 Contingent Purchase Price) shall be returned to Purchaser (at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement, other than obligations expressly stated herein as surviving the termination of this Agreement); or (ii) Purchaser may sue for specific performance of this Agreement; or (iii) Purchaser may waive such default and proceed to Closing; provided, however, that if this Agreement shall be terminated pursuant to this Section 12A, Seller shall pay to Purchaser, on demand, an amount, not to exceed

     $1,000,000 in the aggregate (said limit being reduced to $500,000 if the Stage 1 Closing has previously been consummated), equal to all of the out-of-pocket costs (including without limitation reasonable attorneys' and consultants' fees and all travel and other out-of-pocket costs, not including salaries and overhead, of Purchaser's own personnel) in connection with the transactions contemplated under this Agreement, including such costs and expenses relative to due diligence and the preparation and negotiation of this Agreement.

          B. Notwithstanding anything to the contrary contained in this Agreement, if Purchaser fails for each Closing to perform in accordance with the terms of this Agreement in any material respect and does not cure said failure within five (5) days following written notice thereof from Seller, then Seller shall have the right to elect by written notice to Purchaser within thirty (30) days following such default, any one of the following remedies, which shall be mutually exclusive (and by failing to provide said notice Seller shall be deemed to have elected the remedy provided in clause (i) below): either (i) Seller may terminate the applicability of this Agreement as to future Closings, in which case, the Earnest Money (and, if the Stage 1 Closing has occurred but the Stage 2 Closing has not occurred, the Stage 1 Contingent Purchase Price) shall be paid to Seller (as directed by CAPREIT on behalf of all of the entities constituting Seller) as liquidated damages (which shall in such case be Seller's sole and exclusive remedy against Purchaser), at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement other than obligations expressly stated herein as surviving the termination of this Agreement; or (ii) Seller may sue for specific performance of this Agreement; or (iii) Seller may waive such default and proceed to Closing. Purchaser and each entity constituting Seller acknowledges and agrees that (i) the Earnest Money is a reasonable estimate of and bears a reasonable relationship to the damages that would be suffered and costs incurred by Seller as a result of having withdrawn the Property from sale and the failure of Closing to occur due to a default of Purchaser under this Agreement; (ii) the actual damages suffered and costs incurred by Seller as a result of such withdrawal and failure to close due to a default of Purchaser under this Agreement would be extremely difficult and impractical to determine; (iii) Purchaser seeks to limit its liability under this Agreement to the amount of the Earnest Money in the event this Agreement is terminated and the transaction contemplated by this Agreement does not close due to a default of Purchaser under this Agreement; and (iv) the Earnest Money shall be and constitute valid liquidated damages.

     13.  MISCELLANEOUS
          -------------

          A. From the date of this Agreement through the applicable Closing relative to each Property, Purchaser and its employees, accountants and auditors shall have such access to the Properties at reasonable times upon reasonable prior notice to facilitate the ownership transition, and to verify that Seller is in compliance with its representations, warranties and covenants under this Agreement. Also during such time period, Seller shall make all of Seller's books, files and records relating in any way to the Property available for examination by Purchaser and Purchaser's employees, accountants and auditors, who shall have the right to make copies of such books, files and records and to extract therefrom such information as they may desire, and who shall have the right to audit and have certified, thoroughly and completely, all income and expenses, profits and losses, and operational results of the Property for the two (2) calendar years prior to the date of the applicable Closing and for the current calendar year to date. Any entry ("Entry") upon the Properties by Purchaser and its employees, agents and auditors (collectively, "Purchaser's Representatives") shall be at the sole risk and expense of Purchaser and Purchaser's Representatives, and Purchaser shall not unreasonably interfere with or disrupt the activities on or about the Properties of Seller, its tenants and their invitees. Purchaser shall not make any Entry without the prior approval of Richard Kadish, Jeff Goldshine, Ernest Heyman or Bruce Esposito, which may be given orally or in writing and which shall not be unreasonably withheld, conditioned or delayed, and which notice shall identify the Property or Properties involved, describe the purpose of the Entry and the identity of the individuals entering upon the Property. Purchaser shall, at Purchaser's sole cost and expense, promptly repair, restore or replace any property of Seller damaged by Purchaser in connection with any inspections, test borings, surveys, and hazardous waste, engineering and other studies or tests (collectively, "Tests") conducted by Purchaser at the Property prior to the date of the Agreement to the same condition as existed immediately before conduct of such Tests by Purchaser.

          B. If the transaction does not close other than by reason of Seller's default, Purchaser shall furnish to Seller, at no cost or expense to Seller except for actual out-of-pocket copying charges, copies of all surveys, soil test results, engineering, asbestos, environmental and other studies and reports prepared by third parties relating to the Investigations which Purchaser shall obtain with respect to the Properties. If the transaction does not close other than by reason of Seller's default, then Purchaser shall keep no copies of any information provided by Seller with respect to the Partnerships, the Partnership Interests and the Properties and shall return all such information to Seller or destroy such information.

          C. Purchaser shall not allow any Entry or any other activities undertaken by Purchaser or Purchaser's Representatives to result in liens, judgments or other encumbrances being filed or recorded against the Properties, and Purchaser, at its sole cost and expense, shall promptly discharge of record any such liens or encumbrances that are so filed or recorded (including without limitation, liens for services, labor or materials; provided, however, nothing contained herein is intended to, and shall not authorize the filing or recording of such liens or entitle any person or entity to claim that Seller authorized that any services, labor or materials be supplied to the Properties).

          D. (i) Purchaser shall indemnify, defend and hold harmless Seller and Seller's partners, and their respective officers, directors, employees, agents, contractors and tenants (the "Seller Indemnitees") from and against any and all direct loss, cost, expense, damage and liability (including, without limitation, reasonable attorneys' fees and disbursements incurred at the pretrial, trial and appellate levels), suffered or incurred by Seller or any of such other entities or persons and directly arising out of or in connection with (i) any Entry, Tests, or other activities conducted thereon by Purchaser or Purchaser's Representatives, or any other activities conducted thereon prior to the date of this Agreement by Purchaser, Purchaser's Representatives, and any other agents, contractors or representatives engaged by Purchaser, and (ii) any liens or encumbrances filed or recorded against the Properties as a consequence of the Entry, Tests, or any and all other activities undertaken by Purchaser or Purchaser's Representatives, and any and all other activities referred to in clause (i) of this sentence. Purchaser shall defend, indemnify and hold Seller harmless from all loss, cost, expense, damage and liability (including, without limitation, reasonable attorneys' fees and disbursements incurred at the pretrial, trial and appellate levels) resulting from (a) any claims for injury to or death of persons which arise out of or in connection with the negligent or otherwise tortious acts or omission of Purchaser after the Closing, (b) claims by tenants under Leases, contractors under Service Contracts or utility companies with respect to matters that occur or obligations that accrue after the Closing during Purchaser's (or Purchaser's affiliates') time period of ownership of the Properties and (c) any claims arising from the ownership or operation of any Property that relate to matters occurring after the Closing during Purchaser's (or Purchaser's affiliates') time period of ownership of said Property. Each of the Matters specified in this
     Section 13(D) are referred to hereinafter as an "Indemnified Claim."

          (ii) Upon demand made by a Seller Indemnitee to Purchaser with respect to any Indemnified Claim, Purchaser shall be obligated, within twenty (20) days following said demand, to either (i) pay said Indemnified Claim on behalf of, and without cost to, said Seller Indemnitees, or (ii) assume the defense of the Indemnified Claim on behalf of the Seller Indemnitees, unless both the Purchaser and the Seller Indemnitees are named in the same litigation and representation of them by the same counsel would be inappropriate. Subject to the foregoing, Purchaser shall have the right to conduct and control the defense of any Indemnified Claim for which it is providing indemnification by counsel it selects, provided that said counsel and the conduct of the defense, shall be subject to the reasonable approval of the party being indemnified. The party being indemnified shall cooperate fully in the defense of the Indemnified Claim and shall provide access to all information, documents and witnesses pertinent to the Indemnified Claim that are under its control. Purchaser shall have the right, in its sole discretion, to compromise, settle or otherwise dispose of any Indemnified Claim for which it has accepted and is providing indemnification pursuant to this Agreement; provided that (i) said settlement does not obligate the indemnified party to do or refrain from doing anything, other than making a lump-sum monetary payment to the plaintiffs (which payment shall be made on behalf of the indemnified party by, and at the sole cost and expense of, Purchaser), and entering into a mutual release with plaintiffs, which instrument shall be subject to the indemnified party's reasonable review and approval and shall not impose any obligations that this Agreement precludes from being imposed and shall not require the indemnified party to make any admission of wrongdoing or fault, (ii) said settlement will not be a matter of public record and the fact of said settlement will not tend to prejudice the conduct of other matters in which the indemnified party is or may be a defendant, and (iii) Purchaser provides the indemnified party with evidence, satisfactory to the indemnified party, that Purchaser possesses sufficient funds to fully pay for any such settlement; provided, however, that the indemnified party shall be informed of all material settlement offers and be given a reasonable opportunity to comment on same.

          (iii) If Purchaser does not timely pay the Indemnified Claim or assume the defense of the Indemnified Claim in accordance herewith, the party entitled to indemnification hereunder shall have the right, after giving an additional five (5) business days' prior written notice to Purchaser, after expiration of the twenty (20) day period provided in
     Section 13(D)(ii) above, to pay said Indemnified Claim or take over the defense of said Indemnified Claim and to settle said Indemnified Claim on any terms it deems reasonable, provided that the indemnified party shall notify Purchaser prior to agreeing to the terms of any settlement. Any such settlement (and the costs and expenses incurred in defending and/or selling the Claim) shall be valid as against Purchaser for the purposes of Purchaser's indemnity obligations, and Purchaser shall pay or reimburse said amounts to the applicable Seller Indemnitees on demand.

          E. Neither this Agreement nor any interest hereunder shall be assigned or transferred by Seller, except to the extent expressly permitted pursuant to the provisions of Section 13(V) of this Agreement in connection with the liquidation of CAPREIT, but in no event shall any assignment or transfer by Seller be deemed to release Seller of its obligations hereunder. Immediately prior to, and only in conjunction with, a Closing, Purchaser may assign or otherwise transfer its interest under this Agreement for rights under that Closing to any entity (any such entity being referred to as an "EQR Subsidiary") wholly owned, directly or indirectly by Purchaser and/or Equity Residential Properties Trust, provided that Purchaser shall not thereby be released from its obligations under this Agreement. As used in this Agreement, the term "Purchaser" shall be deemed to include any permitted assignee or other transferee of the initial Purchaser. Purchaser shall have the right prior to any Closing under this Agreement, to designate in writing to Seller one or more EQR Subsidiaries as the entities to whom Seller shall transfer some or all of the Partnership Interests that would otherwise be transferred to Purchaser itself pursuant to this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Seller and Purchaser and their respective successors and permitted assigns.

          F. This Agreement constitutes the entire agreement between Seller and Purchaser with respect to the Property and shall not be modified or amended except in a written document signed by Seller and Purchaser. Any prior agreement or understanding between Seller and Purchaser concerning the Property (including, without limitation, the letter of intent dated July 29, 1997 by and between CAPREIT and Equity Residential Properties Trust) is hereby rendered null and void.

          G. Seller agrees to provide Purchaser and its representatives with access to Seller's books and records both prior to and after the Closing upon reasonable advance notice in order to conduct the required audit, to the extent necessary to prepare audited financial statements pertaining to the Properties for one prior calendar year of operation and the portion of the calendar year in which the Closing occurs up to the Closing Date that are required to be filed by the Purchaser with the Securities and Exchange Commission prior to and after the Closing. Seller shall not be obligated to sign any affidavits or furnish any representations with respect to such financial statements in connection with any filings made by Purchaser with the Securities and Exchange Commission. Purchaser specifically advises Seller that it will be necessary for Purchaser, within fifteen (15) days after the date hereof, to file a Form 8-K report with the Securities and Exchange Commission per Rule 3-14 of Regulation S-X. Purchaser agrees not to file said report prior to October 10, 1997, and shall not file said report under any circumstances if this Agreement has previously been terminated. In that report, Purchaser will need to include a description of each Property and the terms of purchase. With 60 days following the filing of the Form 8-K report, Purchaser will be obligated to file audited financial statements for the Properties for the year ended December 31, 1996, and unaudited financial statements for the Properties for 1997 through the date as of which the most recent financial information is available, and Seller agrees that Purchaser may do so. Seller shall have the right to have access to and make copies of any of the materials referred to in Section 6(B)(i)(L), at Seller's expense, to the extent the same remain in Purchaser's or the Property Partnership's possession or control, during regular business hours at any time following the applicable Closing, upon furnishing Purchaser with reasonable advance notice.

          H. Time is of the essence of this Agreement, subject to any periods of grace provided herein. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in New York or Chicago, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday, or legal holiday.

          I. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered by hand or by certified mail, return receipt requested, postage prepaid, by telecopy or other facsimile transmission, or by overnight courier (such as Federal Express), addressed as follows:

               1.   If to Seller:

                    Capital Apartment Properties, Inc.
                    11200 Rockville Pike
                    Rockville, Maryland  20852
                    Attention:  Richard L. Kadish
                    Telecopier:  (301) 468-8391

                    Apollo Real Estate Advisors, L.P.
                    1301 Avenue of the Americas
                    New York, New York  10019
                    Attention:  Richard Mack
                    Telecopier:  (212) 261-4060

                    With a copy to:

                    Gibson, Dunn & Crutcher LLP
                    200 Park Avenue, 48th Floor
                    New York, New York  10166
                    Attention:  Andrew H. Levy
                    Telecopier:  (212) 351-4035

               2.   If to Purchaser:

                    c/o Equity Residential Properties Trust
                    Two North Riverside Plaza, Suite 400
                    Chicago, Illinois  60606
                    Attention:  Douglas Crocker II
                                President
                    Telecopier:  (312) 454-0434

                    With a copy to:

                    Equity Residential Properties Trust
                    Two North Riverside Plaza, Suite 400
                    Chicago, Illinois  60606
                    Attention:  Bruce C. Strohm
                    Telecopier:  (312) 454-0039

                    With a copy to:

                    Rudnick & Wolfe
                    203 N. LaSalle Street, Suite 1800
                    Chicago, Illinois  60601
                    Attention:  Errol R. Halperin and Ross Green
                    Telecopier:  (312) 236-7516

     All notices given in accordance with the terms hereof shall be deemed given and received when delivered personally; the following business day if sent by overnight courier; the third business day after deposit postage prepaid, if sent by certified mail; or upon receipt if sent by telecopy. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section.

          J. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws. Purchaser and Seller (and each Indemnitor) hereby irrevocably and unconditionally (i) submit for themselves and their property in any suit, action or other legal proceeding arising out of or relating to this Agreement, or for the recognition and enforcement of any judgment in respect thereof, to the jurisdiction of the courts of the United States, for the Southern District of New York, and the appellate courts thereof, and (ii) consent that any suit, action or other legal proceeding in connection with this Agreement shall be brought solely in those courts set forth in clause (i) above. Notwithstanding the foregoing, if precluded by any court set forth in clause (i) above from bringing an action in any one of the courts set forth in clause (i) above due to a lack of jurisdiction of such court to hear such claim, then the party precluded from bringing such claim may file such claim with the state courts of the State of New York, sitting in New York County, and the appellate courts thereof; and if a party is precluded by said courts of the State of New York from bringing an action in said court due to a lack of jurisdiction of said court to hear such claim, then the party precluded from bringing such claim may file such claim with any court of competent jurisdiction. Purchaser and Seller (and each Indemnitor) hereby irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such suit, action or other legal proceeding in any of those courts in which claims are authorized to be brought pursuant to this Section 13J and any claim that any such suit, action or other legal proceeding brought in such court has been brought in an inconvenient forum and agree not to plead or claim the same. Purchaser and Seller (and each Indemnitor) agree that a final judgment in any such suit, action or other legal proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING HEREUNDER OR UNDER THIS AGREEMENT. In the event of any action or proceeding at law or in equity between

     Purchaser and Seller (or any Indemnitor) to enforce any provision of this Agreement or to protect or establish any right or remedy of either party hereunder, the unsuccessful party to such litigation (after exhaustion of all appeals) shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees incurred therein by such prevailing party, and if such prevailing party shall recover judgment in any such action or proceeding, such costs and expenses (including such attorneys' fees) as are related to said action or proceeding, or as were incurred by the party ultimately prevailing in connection with any lower court proceedings which have been overturned, shall be included in and as a part of such judgment.

          K. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.

          L. Notwithstanding anything in this Agreement to the contrary, except as specifically provided herein, in the Closing Documents delivered pursuant hereto or the Closing Prorations and adjustments referenced in
     Section 6(C), Purchaser shall not be deemed to assume any liability or obligation (contingent or otherwise) of Seller or Properties. However, Purchaser acknowledges that by acquiring partnership interests as contemplated by this Agreement, Purchaser, as a matter of law, may be acquiring certain liabilities or obligations of such partnerships, provided that this provision shall in no way affect or limit any of the representations, warranties, covenants and indemnities made by Seller in this Agreement.

          M.   The date of this Agreement shall be the date set forth above.

          N.   [Intentionally Omitted]

          O. The parties hereto agree that all information and materials regarding the transaction contemplated by this Agreement shall be held in confidence and shall not be disclosed to any third party other than the respective parties' lenders, principals, affiliates, employees, agents and consultants and except as required by law. Purchaser and Seller agree that
     (i) no press releases or public announcements shall be issued or made from and after the date hereof with respect to the transactions that are the subject of any Closing until said Closing has been consummated, without the prior written consent of the other party (unless such disclosure is required to be made by law), which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) any press release issued in connection with the consummation of the Stage 2 Closing shall include a reference to the proposed joint venture referred to in Section 13(T) below.

          P. For purposes of this Agreement, "knowledge" with respect to Seller shall mean matters as to which Richard Kadish, Jeff Goldshine, Bruce Bershtein, Bruce Esposito, Ernest Heyman or Andrew H. Levy has actual knowledge without any duty or responsibilities to make any inquiry, review or investigation other than inquiry of the managing agent of the Properties; and provided that none of said individuals shall have any liability to Purchaser under this Agreement.

          Q. Seller covenants that as of each Closing, Seller shall cause the management company currently managing the Properties involved in said Closing to terminate the on-site employees then employed by Seller or by CAPREIT's management company with respect to said Properties and, for a period of fifteen (15) days following said Closing, not to solicit these employees for employment elsewhere. Purchaser agrees, upon acquiring the Partnership Interests relative to any given Property, to employ (effective as of said Closing) those Property-level employees who are currently working at such Property; provided that such employment shall be on a provisional basis pending compliance with Purchaser's employment policies and procedures (including criminal background screening and drug testing).

          R. The provisions of the foregoing paragraphs 13A, B, C, D, F, G, D, K, O, P, Q and R and the following paragraphs 13S, V and W shall survive the Closing or any termination of this Agreement.

          S. All of the obligations and liabilities of the Seller and the entities collectively constituting Seller hereunder shall constitute obligations and liabilities of CAPREIT. CAPREIT shall be fully liable to Purchaser at all times for the performance of any and all of the obligations and liabilities of Seller and any or all of the entities collectively constituting Seller, and Purchaser shall have no obligation to join any of the other parties constituting Seller in any action brought by Purchaser in connection with this Agreement. Each of the other entities collectively constituting Seller shall be severally liable and responsible to Purchaser for the performance of all representations, warranties and covenants under this Agreement but only to the extent that the same relate to the Partnership Interests owned by said entity, or to the Partnerships to which said Partnership Interests relate. CAPREIT is hereby authorized, on behalf of all of the Seller entities, to receive all payments due to Seller under this Agreement, and to furnish, on behalf of all of the Seller entities, any consents or approvals under this Agreement, and to enter into any modifications, waivers or amendments in connection with this Agreement.

          T. Purchaser and Seller agree to negotiate in good faith the terms and provisions of a joint venture agreement in accordance with the term sheet attached hereto as EXHIBIT FF. If for any reason (other than bad faith) the parties do not execute and deliver said joint venture agreement prior to the Stage 2 Closing, neither party shall have any further obligation with respect to said proposed joint venture. Moreover, neither Purchaser nor Seller shall have any obligation to enter into said joint venture agreement unless and until the State 2 Closing has occurred, it being understood that said joint venture agreement will be entered into, if at all, concurrently with the consummation of the Stage 2 Closing.

          U.   [Intentionally Omitted]

          V. Purchaser acknowledges that Seller may desire to dissolve and liquidate CAPREIT on or before December 31, 1997 or transfer substantially all of CAPREIT's assets to "Successor Entities" (as such term is hereinafter defined) if for any reason the Stage 2 Closing has not occurred on or before December 15, 1997 and agrees that CAPREIT may do so provided that it has obtained the consent of CMC, the Surety and Swiss Bank, and provided that CAPREIT complies with the following conditions (and CAPREIT hereby agrees that it shall not be dissolved or liquidated, transfer its "Transactional Assets" [as such term is hereinafter defined] or distribute other assets with a value exceeding $5,000,000 without complying with the following conditions): (i) upon such dissolution or liquidation or transfer, substantially all of the assets of CAPREIT are transferred to a liquidating trust or other entity or entities (said entities being referred to herein as the "Successor Entities") and (ii) the Successor Entities, in writing, ratify, confirm and assume and agree to perform all obligations of CAPREIT under this Agreement. If substantially all of the assets (and all of the Transactional Assets) of CAPREIT shall be distributed or transferred to a single "Successor Entity" that assumes and agrees to perform all of CAPREIT's obligations under this Agreement, then, among other things, the transfer of assets to said Successor Entity shall not constitute an AREIF Trigger Event under Section 9 and the Successor Entity (in lieu of CAPREIT) shall be the sole "Indemnitor" under Section 9 of this Agreement unless and until an AREIF Trigger Event shall occur with respect to the Successor Entity itself (and in such case, for purposes of determining whether an AREIF Trigger Event has occurred with respect to the Successor Entity, the name of said Successor Entity shall be substituted for CAPREIT in the last sentence of Section 9(E)(2)). If, however, the Transactional Assets of CAPREIT are transferred or distributed to more than one Successor Entity, or if more than one Successor Entity acquires "Substantial Assets" of CAPREIT, then upon the occurrence of said transfer or distribution, AREIF shall, without further action by any party, be and become jointly and severally liable with CAPREIT for the performance of all of the representations, warranties, covenants, obligations and indemnities made or undertaken to be performed by CAPREIT under this Agreement. As employed herein the term "Transactional Assets" shall mean all of CAPREIT's ownership interests in the Qualified REIT Subsidiaries and the Partnerships. As employed herein, the term "Substantial Assets" shall mean assets with a value in excess of $5,000,000, and the term "substantially all" as it relates to CAPREIT's assets, shall mean all of the assets of CAPREIT, with the exception of assets with an aggregate value not exceeding $5,000,000. The dissolution, liquidation or transfer of substantially all of the assets of CAPREIT in accordance herewith is referred to herein as a "CAPREIT Liquidation Transaction". Notwithstanding anything to the contrary herein contained, CAPREIT shall have the right (subject to obtaining the consent of CMC, the Surety and Swiss Bank) to transfer its ownership interests in CRITEF (Delaware) and CAPREIT Residential Corporation to any party, and the restrictions of this Section 13(V) shall not apply to any such transfers.

          W.   Notwithstanding anything to the contrary herein contained:

               (1) if the condition precedent set forth in Section 14(D)(2) with respect to Section 10K above is not satisfied, Seller agrees to waive said condition if Purchaser agrees (in a document in form and substance reasonably satisfactory to Seller) to pay Seller, as and when received, any income derived by Purchaser to the extent relating to the Third Party Bonds under the Residential Certificates;

               (2) if the condition precedent set forth in Section 14(D)(2) with respect to Section 10(L) above is not satisfied, Seller agrees to waive said condition if Purchaser agrees (in a document in form and substance reasonably satisfatory to Seller) to compensate Seller for any losses or costs suffered or sustained by Seller as a result of the exercise by CMC or the Surety of their rights and remedies under the Paces Loan Pledge as a consequence of any event of default arising under the CentRe Financing after the consummation of the Stage 2 Closing;

               (3) if the Stage 2 Closing does not occur solely by reason of the failure of satisfaction of the conditions precedent set forth in Sections 10(D), 10(E), 10(G) and/or 14(C), and if Purchaser was otherwise ready; willing and able to consummate the Stage 2 Closing, then:

                    (A) Seller shall pay to Purchaser, on demand, the sum of $1,000,000 (without limitation of any remedies that may otherwise available to Purchaser under Section 12(A));

                    (B) If Seller enters into a binding purchase and sale agreement with respect to any of the Stage 2 Partnership Interests with another purchaser on or before December 9, 1998, then upon the consummation of the closing of each such sale, Seller shall pay to Purchaser, on demand, the amount, if any, by which the net proceeds, after transactional expenses, paid to or for the benefit of Seller from said other purchaser exceeds the Stage 2 Purchase Price; and

                    (C) If Seller enters into a binding purchase and sale agreement with respect to any Stage 2 Properties with another purchaser on or before December 9, 1998, then upon the consummation of the closing of each such sale, Seller shall pay to Purchaser, on demand, the amount if any, by which the net proceeds, after transactional expenses, paid to or for the benefit of Seller exceeds the "Allocable Asset Price" (as such term is hereinafter defined) for said Property. As employed herein, the term "Allocable Asset Price" with respect to any given Stage 2 Property shall mean the portion of the Stage 2 Purchase Price reasonably and fairly allocable to said Property. If the Stage 2 Closing does not occur in circumstances in which this Section 13(W)(3) may become operative, then promptly following the Stage 2 Outside Date Purchaser and Seller shall endeavor in good faith to agree upon the Allocable Asset Price for each of the Stage 2 Properties. Notwithstanding the foregoing, Seller shall not be obligated to pay Purchaser any amount under this Section 13(W)(3)(C) with respect to the first $20,000,000 in sale proceeds of the Stage 2 Properties measured on a cumulative basis. By way of example, if the first two Stage 2 Properties are sold for $17,000,000 (measured cumulatively), no amount would be due Purchaser under this Section 13(W)(3)(C) even if the sale price exceeds the Allocable Asset Price for said Properties. If a third Stage 2 Property were then sold for $10,000,000 and the Allocable Asset Price for said Property were $6,000,000, then the amount otherwise due hereunder (i.e., $4,000,000) would be prorated based upon the fact that 70% of the sale price is over the cumulative $20,000,000 threshold, so that the amount due hereunder to Seller would be $2,800,000. Properties sold as part of a group property transaction shall have their sale prices and Allocable Asset Prices grouped together for purposes of this Section.

     14.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.

     At the option of Seller, the obligations of Seller under this Agreement are contingent and conditional upon any one or more of the following, the failure as of the applicable Closing of any of which shall, at the request of Seller and after the return to Purchaser of the Earnest Money (and, if the Stage 1 Closing has previously been consummated, the Stage 1 Contingent Purchase Price), render this Agreement null and void, except any obligations expressly provided in this Agreement as surviving the expiration or termination of this agreement.

          A. Each and every representation and warranty of Purchaser is true, correct and complete in all material respects as of the applicable Closing, as the case may be relative to said Closing.

          B. As of the applicable Closing, Purchaser shall have performed and satisfied in all material respects each and every obligation, term and condition to be performed and satisfied by Purchaser under this Agreement relative to said Closing.

          C. As a condition precedent to the Stage 2 Closing, the consent of CMC, the Surety and Swiss Bank shall have obtained with respect to the potential "CAPREIT Liquidation Transaction" (as such terms is defined in Section 13(V) above.

          D.   As a condition precedent to the Stage 2 Closing:

               (1)  The conditions precedent set forth in clauses (i), (ii) and
          (iii) of Section 10(E), and in Section 10(I), shall have been waived by Purchaser (in which event Seller shall have no liability whatsoever to Purchaser arising from the failure of said conditions to be satisfied).

               (2) The conditions precedent set forth in Sections 10(K) and 10(L) of this Agreement shall have been satisfied.

Nothing in this Section 14 shall detract from or modify Seller's obligations pursuant to Section 4(K) above.

     IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered the Agreement as of the date set forth hereinabove.

                              PURCHASER:

                              ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                              By:   EQUITY RESIDENTIAL PROPERTIES TRUST, a
                                    Maryland real estate investment trust

                                    Name:    /s/ Bruce C. Strohm
                                          -------------------------------
                                    Title:   Executive Vice President
                                          -------------------------------
                                    Date:    10-09-97
                                          -------------------------------

                              SELLER:

                              CAPITAL APARTMENT PROPERTIES, INC., a Maryland corporation


                              By:   /s/ Richard L. Kadish
                                  ---------------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------------
                                    Title:   President
                                          -------------------------------

                              AP CAPREIT PARTNERS, L.P., a Delaware limited partnership

                              By: AP-GP CAPREIT PARTNERS, L.P., its general partner

                                    By:  APOLLO REAL ESTATE ACQUISITION
                                         CORPORATION, ITS GENERAL PARTNER


                                         By:    /s/ Stuart Koenig
                                             ----------------------------
                                                Name:   Stuart Koenig
                                                      -------------------
                                                Title:  Vice President
                                                      -------------------

                              CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                              LIMITED PARTNERSHIP, a Delaware limited
                              partnership

                              By:   CAPREIT GP, INC., a Delaware
                                    corporation, its general partner


                                    By:   /s/ Richard L. Kadish
                                       ----------------------------------
                                          Name:    Richard L. Kadish
                                               --------------------------
                                          Title:   President
                                                -------------------------

                               CAPREIT LIMITED PARTNERSHIP, a Maryland
                               limited partnership,

                               By:   CAPITAL APARTMENT PROPERTIES, INC., a
                                     Maryland corporation, its general partner


                               By:   /s/ Richard L. Kadish
                                  ----------------------------------
                                     Name:    Richard L. Kadish
                                          --------------------------
                                     Title:   President
                                           -------------------------


                               CAPREIT OF FOUNTAIN PLACE, INC., a Maryland corporation

                               By:   /s/ Richard L. Kadish
                                  ----------------------------------
                                     Name:    Richard L. Kadish
                                          --------------------------
                                     Title:   President
                                           -------------------------


                               CAPREIT OF WOODLAND PLACE, INC., a Maryland corporation

                               By:   /s/ Richard L. Kadish
                                  ----------------------------------
                                     Name:    Richard L. Kadish
                                          --------------------------
                                     Title:   President
                                           -------------------------

                              CAPREIT OF ROYAL OAKS, INC., a Maryland
                              corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                         --------------------------
                                    Title:   President
                                          -------------------------

                              CAPREIT OF TRAILWAY POND I, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                         --------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF TRAILWAY POND II, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                         --------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF VALLEY CREEK I, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                         --------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF VALLEY CREEK II, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------

                              CAPREIT OF WHITE BEAR WOODS I, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF JAMES STREET, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------

                              CAPREIT OF REGENCY WOODS, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF OCEAN WALK, INC., a Maryland
                              corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF GEARY COURTYARD, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------

                              CAPREIT OF ETHAN'S I, INC., a Maryland
                              corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF ETHAN'S II, INC., a Maryland
                              corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT FINANCE CORPORATION, a Maryland
                              corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT FINANCE CORPORATION TWO, a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT FINANCE CORPORATION THREE, a
                              Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------

                              CAPREIT FINANCE CORPORATION FOUR, a
                              Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF ARBOR GLEN, INC., a Maryland
                              corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF WOODCREST VILLA, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF FARMINGTON GATES, INC., a Maryland Corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF RIDGEWAY COMMONS, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------

                              CAPREIT OF RIVER OAK, INC., a Maryland
                              corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF CEDARS, INC., a Maryland corporation


                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------


                              CAPREIT OF WESTWOOD PINES, INC., a Maryland corporation

                              By:   /s/ Richard L. Kadish
                                 ----------------------------------
                                    Name:    Richard L. Kadish
                                          -------------------------
                                    Title:   President
                                          -------------------------

                                    JOINDER
                           TO AGREEMENT FOR PURCHASE
                           OF PARTNERSHIP INTERESTS
                             AND RELATED INTERESTS
                       ---------------------------------

     The undersigned, APOLLO REAL ESTATE INVESTMENT FUND, L.P., a Delaware limited partnership ("AREIF"), hereby joins in the execution and delivery of the attached Agreement for Purchase of Partnership Interests and Related Interests (the "Agreement"), solely for the purpose of obligating itself (subject to the limitations set forth in the Agreement) for the performance and payment, as and when the same shall be due under the Agreement, of all obligations which, pursuant to the operation of Section 9 of the Agreement or Section 13(V) of the Agreement, are expressly provided under the Agreement as being obligations of AREIF. AREIF agrees that AREIF's obligations pursuant to this Joinder shall not be conditioned or contingent upon Purchaser's pursuit of any remedies against CAPREIT or any other party.

     AREIF hereby represents and warrants to Purchaser that (a) AREIF (i) has received valuable consideration for the execution and delivery of this Joinder;
(ii) has examined or has had an opportunity to examine the Agreement (iii) has full power, authority and legal right to execute and deliver this Joinder; and
(b) this Joinder constitutes AREIF's binding legal obligation (provided that ARIEF's obligations pursuant to this Joinder shall be subject to the limitations set forth in the Agreement), except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally at the time in effect or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     All capitalized terms not defined in this Joinder shall have the meanings ascribed thereto in the Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder to Agreement for Partnership Interests and Related Interests as of this 9th day of October, 1997.

                              APOLLO REAL ESTATE INVESTMENT FUND, L.P., a
                              Delaware limited partnership

                              By:   APOLLO REAL ESTATE ADVISORS, L.P., its
                                    general partner

                                    By:  APOLLO REAL ESTATE MANAGEMENT, INC.,
                                         its general partner

                                         By:  /s/ Stuart Koenig
                                            --------------------------------
                                                 Name:  Stuart Koenig
                                                      ----------------------
                                                 Title: Vice President
                                                       ---------------------